Exhibit 10.105

4P Architect-Engineering Contract dated March 14, 2003

1. CONTRACT NO.
ARCHITECT-ENGINEER CONTRACT	F41624-03-D-8620

2. DATE OF CONTRACT
14 Mar 2003

3A. NAME OF ARCHITECT-ENGINEER	3B. TELEPHONE NO (Include Area Code)
VERSAR, INC.	(210) 344-5700

3C. ADDRESS OF ARCHITECT-ENGINEER (Include Zip Code)
VERSAR, INC.
45 N.E. LOOP 410
SAN ANTONIO TX 78216-5831

4. DEPARTMENT OR AGENCY AND ADDRESS (Include Zip Code)

311th HUMAN SYSTEMS WING/PKV
3300 SIDNEY BROOKS
BROOKS AFB TX 78235-5112

5. PROJECT TITLE AND LOCATION

Title I, Title II, and Other Architect-Engineering (A-E) Services primarily for environmental projects including restoration, conservation, planning, compliance, and pollution prevention. The work also includes a secondary requirement for traditional A&E services for design and construction, housing privatization, military family housing and Military Construction (MILCON).

6. CONTRACT FOR (General Description of services to be provided)

Indefinite delivery, indefinite quantity (IDIQ) contract for A-E services to support environmental and traditional projects of interest to the government in accordance with the Statement of Work dated 20 Nov 02.

7.     CONTRACT AMOUNT (Express in words and figures)

Refer to Clause PKV-G004, Estimated Contract Amount

8.     NEGOTIATION AUTHORITY

9.     ADMINISTRATIVE, APPROPRIATION, AND ACCOUNTING DATA

To be cited on each individual delivery order

AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION NOT USABLE	STANDARD FORM 252 (REV. 10-83) Prescribed by GSA – FAR (48 CFR) 53.236-2(a)

10.	The United States of America (called the Government) represented by the Contracting Officer executing this contract, and the Arthitect-Engineer agree to perform this contract in strict accordance with the clauses and the documents identified as follows, all of which are made a part of this contract.

* Section K will be incorporated by reference

The parties to this contract are comprised of more than one legal entity, each entity shall be jointly and severally liable under this contract. The parties hereto have executed this contract as of the date recorded in Item 2.

SIGNATURES                      NAMES AND TITLES (Typed)

11. ARCHITECT ENGINEER OR OTHER PROFESSIONAL SERVICES CONTRACTOR

A	/S/ Glen R. Turney	Glen R. Turney, P.E.
Vice President
B C D

12. THE UNITED STATES OF AMERICA

/S/ Beatrice R. De Los Santos	BEATRICE R. DE LOS SANTOS Contracting Officer

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0001
	Noun:	INVESTIGATION, ASSESSMENT, SURVEY AND ANALYSIS
	Contract type:	J - FIRM FIXED PRICE
Descriptive Data:
THE CONTRACTOR SHALL PERFORM STUDIES IN ACCORDANCE WITH ATTACHMENT 1, STATEMENT OF WORK (SOW) DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0002
	Noun:	INVESTIGATION, ASSESSMENT, SURVEY AND ANALYSIS
	Contract type:	L - FIXED PRICE INCENTIVE FIRM
Descriptive Data:
THE CONTRACTOR SHALL PERFORM STUDIES IN ACCORDANCE WITH ATTACHMENT 1, STATEMENT OF WORK (SOW) DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0003
	Noun:	INVESTIGATION, ASSESSMENT, SURVEY AND ANALYSIS
	Contract type:	Y - TIME AND MATERIALS
Descriptive Data:
THE CONTRACTOR SHALL PERFORM STUDIES IN ACCORDANCE WITH ATTACHMENT 1, STATEMENT OF WORK (SOW) DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0004
	Noun:	ENVIRONMENTAL REMEDIAL DESIGN
	Contract type:	J - FIRM FIXED PRICE
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE REMEDIAL DESIGN IN ACCORDANCE WITH ATTACHMENT 1, SOW, DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0005
	Noun:	SUPERVISION AND OVERSIGHT
	Contract type:	J - FIRM FIXED PRICE
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE SUPERVISION, INSPECTION AND/OR OVERSIGHT IAW, ATTACHMENT 1, SOW, DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0006
	Noun:	SUPERVISION AND OVERSIGHT
	Contract type:	L - FIXED PRICE INCENTIVE FIRM
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE SUPERVISION, INSPECTION AND/OR OVERSIGHT IAW ATTACHMENT 1, SOW, DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0007
	Noun:	SUPERVISION AND OVERSIGHT
	Contract type:	Y - TIME AND MATERIALS
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE SUPERVISION, INSPECTION AND/OR OVERSIGHT IAW ATTACHMENT 1, SOW, DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0008
	Noun:	SUPPORT
	Contract type	Y - TIME AND MATERIALS
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE SUPPORT, CONSISTING OF SUCH ITEMS AS MATERIALS, COMMUNICATION, SUBCONTRACTING AND TRAVEL IAW ATTACHMENT 1, SOW, DATED 20 NOV 02 AND THE SOW INCLUDED IN EACH TASK ORDER HEREUNDER.

0009
	Noun:	DATA NOT SEPARATELY PRICED
	Contract type:	J - FIRM FIXED PRICE
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE DATA IAW DD FORMS 1423 CONTAINED IN EXHIBITS A, B, AND C, CONTRACT DATA REQUIREMENTS LIST (CDRL), AS IMPLEMENTED BY DIRECTIONS PROVIDED IN EACH TASK ORDER ISSUED HEREUNDER.

0010
	Noun:	DATA NOT SEPARATELY PRICED
	Contract type:	L - FIXED PRICE INCENTIVE FIRM
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE DATA IAW DD FORMS 1423 CONTAINED IN EXHIBITS A, B, AND C, CONTRACT DATA REQUIREMENTS LIST (CDRL), AS IMPLEMENTED BY DIRECTIONS PROVIDED IN EACH TASK ORDER ISSUED HEREUNDER.

PART I-THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price
ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0011
	Noun:	DATA NOT SEPARATELY PRICED
	Contract type:	Y - TIME AND MATERIALS
Descriptive Data:
THE CONTRACTOR SHALL PROVIDE DATA IAW DD FORMS 1423 CONTAINED IN EXHIBITS A, B, AND C, CONTRACT DATA REQUIREMENTS LIST (CDRL), AS IMPLEMENTED BY DIRECTIONS PROVIDED IN EACH TASK ORDER ISSUED HEREUNDER.

0012
	Noun:	VALUE ENGINEERING SERVICES
	Contract type:	J - FIRM FIXED PRICE
Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

0013
	Noun:	VALUE ENGINEERING SERVICES
	NSN:	N – Not Applicable
	Contract type:	L – FIXED PRICE INCENTIVE FIRM
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

0014
	Noun:	VALUE ENGINEERING SERVICES
	NSN:	N - Not Applicable
	Contract type:	Y - TIME AND MATERIALS
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB	DESTINATION
Descriptive Data:
THE CONTRACTOR SHALL PERFORM VALUE ENGINEERING SERVICES AND SUBMIT PROGRESS REPORTS AS SPECIFIED IN THE SCHEDULE OF EACH TASK ORDERS.

PART I – THE SCHEDULE
SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B001 Contract Minimum: The minimum dollar amount to be placed by the government against this contract shall be $15,000 (See Clause G006)

1.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

II.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B028 CONTRACT TYPE: FIRM FIXED PRICE (FEB 1997)

Total Price TBD at Task Order level

Applicable to following Line Items: 0001, 0004,0005,0009,0012
Applies to Firm-Fixed-Price CLJN(s) only.

B030 CONTRACT TYPE: FIXED-PRICE-INCENTIVE—FIRM TARGET (FEB 1997)

The target cost, target profit, and target price contemplated by the contract clause entitled, “Incentive Price Revision— Firm Target,” are set forth below. The contract line items subject to price revision, ceiling price, and the profit adjustment formula are set forth in 52.216-16.

Target Cost
TBD at Task Order level
Target Profit
TBD at Task Order level
Target Price
TBD at Task Order level
Ceiling Price
TBD at Task Order level

Applicable to following Line Items: TBD at Task Order level
Applies to Fixed-Price Incentive (Firm Target) CLIN(s) only.

B036 CONTRACT TYPE: TIME-AND-MATERIALS (FEB 1997) (TAILORED)

(a)  The Contractor shall furnish at the hourly rates stated below, all necessary and qualified personnel, managing and directing the same to complete CLIN(s) 0003, 0007, 0008, 0011, 0014 within the performance period specified in Section F. In performance of these CLIN(s), Contractor shall be reimbursed for direct labor (exclusive of any work performed in an unpaid overtime status) at the hourly rates listed below for the identified labor categories.

CATEGORIES           HOURLY RATE
TBD at Task Order level

(b)  For the purposes of the clause of this contract entitled “Payments Under Time-and-Material and Labor Hour Contracts”, the total ceiling price of the CLIN(s) specified in paragraph (a) above is See Section J, Attachment 3, Labor Rate Schedule (Firm-Fixed Price/Time and Material.

Applies to Time-and-Materials CLIN(s) only.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B049 OPTIONS (APR 2000)

The Government may require performance of the work required by CLIN(s) TBD at Task Order level. The Contracting Officer shall provide written notice of intent to exercise this option to the Contractor on or before TBD at Task Order level. If the Government exercises this option(s) by TBD at Task Order level , the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:

TBD at Task Order Level

PKV-B001 FAR 52.232-07 PAYMENT UNDER TIME-AND-MATERIAL AND LABOR-HOUR CONTRACTS (SEP 2002)

In accordance with FAR 52.232-07(a)(2), the applicable withhold percentage for Time-and-Materials orders shall be 0.0% unless otherwise prescribed in the Task Order.

PART I - THE SCHEDULE
SECTION C - DESCRIPTION/SPECS/WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)

I.     The work to be performed will be in accordance with the Statement of Work (SOW) set forth in Attachment I as listed in Section J and as Stated in Section B of this contract. Specific work requirements will be identified in individual Task Orders through the SOW or the Statement of Objective (SOO).

II.     The specifications for data, as identified in the Contract Data Requirements List (CDRL), are included herein as Exhibits A, B, and C as listed in Section J of this contract. Specific data deliverable requirements will be identified in individual Task Orders.

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

D001 PRESERVATION, PACKAGING, PACKING AND MARKING REQUIREMENTS (FEB 1997)

Preservation, packaging, packing and marking shall be set forth in the individual order.
The “ship to” address will be designated in each task order.

PKV-D001 MARKING OF SHIPMENTS (ALTERNATE I) (SEP 2002)

(a)  The contractor shall mark all shipments under this contract in accordance with MIL-STD-129 entitled, “Marking for Shipment and Storage.”

(b)  Each shipment of material and/or data shall be clearly marked to show the following information:

MARK FOR:	Contract Number F41624-03-D-8620
Task Order Number_____________________
Item Number___________________________

(All Fill-in TBD at Task Order Level .)

PART I - THE SCHEDULE
SECTION E - INSPECTION AND ACCEPTANCE

I.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-04 INSPECTION OF SERVICES — FIXED-PRICE (AUG 1996)
52.246-06 INSPECTION — TIME-AND-MATERIAL AND LABOR-HOUR (MAY 2001)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT (DEC1991)

II.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E001 REQUIREMENTS FOR DATA ACCEPTANCE (FINAL DD FORM 250) (May 1997)

The Contractor shall prepare and submit a final DD Form 250 on a one-time basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of the data by letter of transmittal. The DD Form 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period.

Applicable as cited in each TO

E002 REQUIREMENTS FOR DATA ACCEPTANCE (PERIODIC DD FORM 250) (MAY 1997)

The Contractor shall prepare and submit a periodic DD Form 250 on a/an        basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of the data by letter of transmittal. Each periodic DD Form 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period.

Applicable as cited in each TO

PKV-E001 5352.246-9000 MATERIAL INSPECTION AND RECEIVING REPORT (OMB NO. 0704-0248) (AFMC) (SEP 2002)

(a)       As specified by DFARS, Appendix F, Table 2, a copy of DD Forms 250 shall be forwarded to the following address:

     (1)  Forward the purchasing office copy to the contract administrator at the address specified in each individual task order.

     (2)  For shipments involving Military Assistance Program (MAP), Grant Aid (GA), or Foreign Military Sales (FMS) requirements, an additional copy shall be sent to: N/A

     (3)  Additional distribution of DD Forms 250 is to be made as directed in individual task orders.

(b)       These special instructions shall be included in any subcontracts hereunder where the items purchased from the subcontractor are to be shipped directly to the U.S. Government or to a foreign destination.

(c)       If delivery of MAP, GA, or FMS items to foreign destinations is required, the copies of DD Form 250 required by DFARS, Appendix F, Table 2, Material Inspection and Receiving Report, Special Distribution, shall be forwarded to the “ship to” address designated in the contract.

PART I – THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE

I.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15	STOP-WORK ORDER (AUG 1989)

52.242-15	STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)

52.242-17	GOVERNMENT DELAY OF WORK (APR 1984) Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.

52.247-34	F.O.B. DESTINATION (NOV 1991)

II.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F001 OPTION CLIN PERFORMANCE PERIOD(S) (FEB 1998)

The respective performance period(s) for option(s) identified in Section B is as follows:

CLIN Number                      Period of Performance
TBD at Task Order level

F002 PERIOD OF PERFORMANCE (FEB 1997)

Period of performance under this contract shall be 12 months per ordering period with an estimated 5 annual ordering periods and an additional 3 years for performance.

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

     (a)  “MAC” and “NLARO” mean “months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)”.

     (b)  “WARO” means “weeks after the effective date for award of the contractual action”.

     (c)  “DARO” means “days after the effective date for award of the contractual action”.

     (d) “ASREQ” means “as required”. Detailed delivery requirements are then specified elsewhere in Section F.

PART I – THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA

I.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.237-9002 CONTRACT HOLDAYS (AFMC) (JUL 1997)
                          Para (b), Holidays; ‘All the Federal Holidays’

II.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G001 ACCOUNTING AND APPROPRIATION DATA (FEB 1997)

Accounting and appropriation data will be set forth on individual orders issued hereunder.

G004 MASSACHUSETTS SALES TAX (MAY 1997)

Massachusetts Sales Tax should NOT be included in prices submitted as sales to the United States Government are exempt from this tax. ESC Massachusetts Exemption No. is E-042-128-085.

PKV-G002 PUBLIC VOUCHER FOR TIME AND MATERIAL CONTRACTS (SEP 2002)

(a)  Contractor request for payment under time and material contracts shall be submitted on Standard Form 1034, “Public Voucher for Purchases and Services Other than Personal.”

(b)  The Contractor shall submit the original and four copies of the voucher to the DCAA auditor. One copy shall be forwarded concurrently to the cognizant Contract Administrator as specified in each individual task order. The Contractor shall also submit one copy of the voucher to the ACO, see Block 6, front page of the contract. Under the provisions of FAR 42.803(b), the DCAA auditor, as the authorized representative of the Contracting Officer for examining vouchers received directly from contractors, will transmit provisionally approved vouchers to the cognizant disbursing office for payment. The last Public Voucher (SF 1034) shall be identified as the final. Final payment will be made upon final acceptance as evidenced by an executed DD250z with a Contractor assigned shipment number. The Contractor shall forward the original DD250z to the Contract Administrator as specified in each individual task order.

(c)  Those costs claimed, which are determined by the DCAA auditor to be unallowable or suspended. will be identified on DCAA Form 1, “Notice of Contract Costs Suspended and/or Disapproved,” which will be issued to the contractor, with a copy to cognizant ACO and one to the Contractor Administrator as specified on each individual task order. On such actions of suspended or disapproved costs, the contractor may appeal in writing to the PCO, who will make a determination promptly in writing. Any final decision by the Contracting Officer may be appealed thereafter in accordance with the provisions of the “Disputes” clause of the contract.

PKV-G003 SUBMISSION OF INVOICES FOR FIXED-PRICED TASK ORDERS (SEP 2002)

(a) Firm-Fixed-Price (FFP) task order acceptance of services and payment will be accomplished in accordance with FAR 52.232-10. The Contractor’s monthly estimate of the amount and value of work accomplished and services performed shall be submitted on a Contractor-signed and dated “Certificate of Performance” (CP) accompanied by a completed request-for-payment invoice. The Contractor shall provide the original plus a copy of the CP and the invoice to the purchasing office specified on each individual task order.

PART I – THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA

(b)  After approval of the estimate by the Contracting Officer’s Representative, the original CP and invoice will be forwarded by mail to the Defense Finance and Accounting Service (DFAS) for payment.

(c)  Upon delivery order completion, contractor will submit a voucher for all remaining costs and fees and DD Form 25OZ with a contractor assigned shipment number. The contractor shall forward the DD Form 25OZ to the cognizant Contract Administrator at HSW/PKV, 3300 Sidney Brooks, Brooks AFB, TX 78235-5112 for processing.

PKV-G004 ESTIMATED CONTRACT AMOUNT (SEP 2002)

(a)  The total program value, for this acquisition is estimated at $1,100,000,000. The total dollar value of all orders placed on all contracts awarded will not exceed the total program value. The dollar amount of orders placed on any one contract cannot be determined in advance. Task Orders will be placed in accordance with the terms of this contract.

(b)  For the contract duration, the minimum award guaranteed amount shall be $15,000. This minimum guarantee shall be met by obligating $15,000 on the basic contract by the issuance of a Task Order. If a Task Order is not issued during the contract period for a minimum of $15,000, the Contractor shall submit an invoice for $15,000 to satisfy the minimum guaranteed award amount.

PKV-G006 OTHER CONTRACT ADMINISTRATION DATA (SEP 2002)

Finance Office:	DFAS-CO/South Entitlement Oper PO Box 182264 Columbus OH 43218-2264

Administrative Office:	DCMA Manassas 10500 Battleview Pkwy Manassas VA 20109-2342

PKV-G007 ORDERING PROCEDURES (SEP 2002)

1. Ordering will be accomplished utilizing individual task orders (TOs) specific to the requirements in the Statement Of Work (Section C). Task orders will be issued on a Firm-Fixed-Price, Fixed-Price Incentive (FPI), or Time-and-Materials (T&M) basis as the Contracting Officer determines provides the best value. Further explanation of the 3 types is as follows:

     (a)  Firm-Fixed-Price and Fixed-Price Incentive task orders shall be used when there are reasonably definite design or performance specifications available and a fair and reasonable price can be established at the outset. Efforts normally obtained with FFP task orders are: Supervision/Inspections and Remedial Design (Applicable to CLINS 0001, 0002, 0004, 0005, 0006, 0009, 0010, 0012, and 0013). FFP task orders will be awarded with total prices. Incentives, if applicable, will be determined during negotiations.

     (b)  Time-and-Material task orders shall be used when it is not possible at the time of placing the task order to estimate the extent or duration of the effort. Efforts normally obtained with T&M task orders are: Preliminary Assessment, Site Investigation, Remedial Investigation, Feasibility Study. (Applicable to CLINS 0003, 0007, 0008, 0011, and 0014). T&M orders will be awarded with a ceiling price.

2. Individual task orders will be awarded with either a “Total Price” or “Ceiling Price” depending upon the contract type. Labor rates corresponding to annual segments of the period of performance and to applicable task order arrangement are set forth in the contract’s Section J, Attachment 3, entitled “Labor Rate Schedule for Orders”. Efforts identified in contract Section C, “Description/Specifications/Work Statement” of the contract are described in general terms. Task orders shall be issued to

PART I – THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA

the Contractor as necessary for efforts described more specifically in the task order’s SOW. The Contracting Officer is the only individual authorized to solicit and/or award task orders and modifications thereto under this contract.

3.     The process of issuing a task order is as follows:

     (a)  Request for Proposal (RFP): The Contracting Officer shall furnish the Contractor with a written request for proposal (RFP) that includes:

(1) a description of the specified work required;

(2) the anticipated performance period;

(3) any other pertinent information (such as site or location).

     (b)  Proposal: The Contractor shall, within the time specified requested, provide an original (additional copies, if requested) proposal that addresses:

(1) the comprehensive technical and management approach to accomplish the work effort;

     (2) a detailed cost proposal. The proposal shall include a breakout of direct labor. Cost proposals for time and material delivery orders shall include a breakout of other cost for consideration under the Support CLIN. Cost proposals for FP and FPIF delivery orders shall include a breakout of applicable overheads, G&A, other costs, and profit;

(3) a proposed schedule for completing the delivery order effort;

(4) proposed Small Business and Small Disadvantaged Business subcontract plan goals, if applicable;

(5) any other pertinent information.

     (c)  Discussions/Negotiation: The Contracting Officer will review the proposal and enter into discussions/negotiation with the contractor as necessary.

     (d)  Certificate of Current Cost or Pricing Data: At the conclusion of negotiations, the contractor shall provide this Certificate in accordance with FAR 14.406-2, if required.

     (e)  Task Order Issuance: The CO will issue a task order that will include:

(1) Contract and Task Order Number;

(2) Statement of Work that may include reference to applicable specifications and Contract Data Requirements List
(CDRLS);

(3) Government-furnished property, material or base support to be made available during performance;

(4) total price or ceiling price as applicable;

(5) performance period;

(6) the Contracting Officer’s Representative (COR) as well as any other points of contact;

(7) any other pertinent information deemed necessary during the performance.

     (f) Contractor Performance: Upon receipt of a written order issued by the Contracting Officer, the Contractor shall furnish the services/supplies as set forth in the TO.

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H001 OPTIONS (MAY 1997)

The Government reserves the right to exercise the following option(s) subject to the stated conditions. In the event an option is exercised, the affected sections of the contract, e.g., Section B, Section F, Section G, etc., will be modified as appropriate.

Applies to Basic Contract and Task Order

H011 GUARANTEED FINAL REPORT (FEB 1997)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit A. Data Item TBD at Task Order level . During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report.

H012 CONTRACTOR-ACQUIRED PROPERTY (SEP 1997)

Subject to the provisions of the Government Property clause of this contract, the Contractor is authorized to acquire the following listed property:

PROPERTY
TBD at Task Order Level

H023 INDEFINITE QUANTITY (SEP 1997) (TAILORED)

This is an Indefinite Quantity contract as contemplated by FAR 16.50-4. The total scope of the technical tasks for which orders may be issued is set forth in paragraph 2.0 of the attached Statement of Work. The maximum dollar amount the Government may order under any contract is the total program ceiling of $1,100,000,000; the minimum amount is $15,000.00.

There are 5 estimated annual ordering periods with 3 additional years of performance. The total program ceiling amount may be adjusted unilaterally by the Air Force on an annual basis. Historic, current and/or projected workload requirements will be used to determine the amount of upward adjustment. In no event will the adjusted ceiling amount exceed 250% of the original program ceiling.

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H029 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (OCT 1997)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information To be released are required at least 45 days prior to the scheduled release date:

     (a)  3 copy(ies) to: Office of Public Affairs, Office of Public Affairs, HQ AFCEE/MSP 3207 Sidney Brooks

Brooks AFB TX 78235-5112

     (b)  1 copy(ies) to: Contracting Officer, TBD at Task Order level

     (c)  3 copy(ies) to: Program Manager, TBD at Task Order level

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

H033 SOLICITATION NUMBER (APR 1998)

Solicitation Number: F41624-02-R-8159

PKV-H001 TIME AND MATERIAL TASK ORDER CONSIDERATION AND PAYMENT (SEP 2002)

(a)  Labor - The Contractor shall be paid on the basis of the number of person-hours for each labor category utilized times the labor rate for such labor category from the contract’s Labor Rate Schedule in effect at the time of actual performance of the work.

(b)  Support Costs - The Contractor shall be reimbursed for the actual allowable and allocable costs of communications, equipment rental, laboratory analyses, materials, reproduction and graphics, subcontracting effort, travel (including per diem), sample bottles/containers/kits, shipping, waste management, miscellaneous other direct cost and for indirect costs, excluding profit, expressly allowed by the Contractor’s approved accounting system.

PKV-H002 COMMUNICATIONS SECURITY (COMSEC) MONITORING (SEP 2002)

All communications with DOD organizations are subject to COMSEC review. Contractor personnel will be aware that telecommunications networks are continually subject to intercept by unfriendly intelligence organizations. The DOD has authorized the military departments to conduct COMSEC monitoring and recording of telephone calls originating from or terminating at DOD organizations. Therefore, civilian Contractor personnel are advised that any time they place a call to, or receive a call from, a USAF organization, they are subject to COMSEC procedures. The Contractor will assume the responsibility for ensuring wide and frequent dissemination of the above information to all employees dealing with official DOD information. (AFI 33-219)

PKV-H003 GOVERNMENT FURNISHED PROPERTY (SEP 2002)

The Government shall furnish to the Contractor, or the Contractor shall be authorized to obtain via Contractor Acquired Property, for use in the performance of this contract the property set forth in the delivery orders, where applicable, in accordance with the requirements of the “Government Property” clause, Section I hereof as follows:

Nomenclature	Part Number/NSN	Quantity	Date Available

(TO BE IDENTIFIED ON THE INDIVIDUAL TASK ORDER WHEN APPLICABLE)

PKV-H004 SYSTEMS ENGINEERING TECHNICAL ASSISTANCE (SETA) AND GLOBAL ENGINEERING INTERGRATION AND TECHNICAL ASSISTANCE (GEITA) PROGRAMS (SEP 2002)

(a)  The Human Systems Wing (HSW) and the Air Force Center for Environmental Excellence (AFCEE) have been assigned the responsibility of providing the necessary management control over the effort in this contract. In performance of these responsibilities , the Air Force currently has contracts for SETA and GEITA support services and may acquire future contracts for these and other services to support this effort.

(b)  In the performance of this contract, the Contractor agrees to cooperate with other contractor(s) by providing authorized personnel, subject to applicable security and disclosure regulations, access to any and all technical or cost data concerning work under this contract.

(c) Upon contract award, the Contractor agrees to enter into a Memorandum of Agreement (MOA) with the SETA and GEITA contractor(s). A copy of each MOA shall be provided to the Contracting Officer prior to release of any Contractor technical or cost data for subsequent task orders.

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

(d)  The Contractor agrees the laboratory performing analyses required by this contract shall participate in an interlaboratory comparison program conducted by the US EPA, HIOSH, OSHA and/or equivalent laboratories depending on the type of analyses requested. This will be subject to audit by AFCEE and/or its SETA or GEITA contractor representative to ensure that the systems and procedures described in the Contractor’s Quality Assurance Project Plan (QAPP), laboratory QA/QC plan, and other supporting documentation are operational and in conformance with contract requirements. Evaluation reports on laboratory performance shall be made available to AFCEE upon request. AFCEE may also request the Contractor to ship a limited number of duplicate project samples to a referee laboratory and/or to analyze proficiency test samples provided by AFCEE or its SETA/GEITA contractor.

(e)  The field work, field sampling, laboratory analyses and any other work performed by the Contractor or its subcontractors for this contract are subject to inspection, review, and audit by AFCEE personnel or SETA/GEITA contractor representatives under AFCEE direction. This will be to ensure that the systems and procedures described in the Contractor’s Quality Program Plan (QPP) and supporting documentation are operational and in conformance with contract requirements.

(f)  Neither SETA/GEITA nor any other contractor personnel are authorized to direct the Contractor in any manner. It is expressly understood that the operation of this clause shall not be the basis of an equitable adjustment. Modification, realignment or redirection of the Contractor’s technical efforts and/or contract requirements shall be effected only by written direction of the Contracting Officer.

PKV-H006 TASK ORDER DISTRIBUTION (SEP 2002)

This contract is one of multiple indefinite quantity awards for which the government will distribute work among the various contracts using the following considerations (not listed in any order of preference or ranking):

Specialized Experience

Past Performance

Capacity

Location

In accordance with 10 U.S.C. 9540, the total amount to be paid to an Architect-Engineer (A-E) Contractor for producing and delivering designs, plans, drawings and specifications for a facility project is limited to six percent (6%) of the predetermined estimated construction cost as defined in the contract clause FAR 52.236-22.

PKV-H008 TRANSPORTATION OF HAZARDOUS WASTES AND CONTAMINATED MATERIALS (SEP 2002)

In the performance of a Task Order, the Contractor may be required to transport hazardous waste and/or contaminated materials to off-site treatment or disposal facilities. When such transportation is stipulated, the contractor shall comply with the following requirements.

(a)  The contractor shall ensure that all waste transporters maintain insurance coverage for the transportation of hazardous waste as prescribed by all Federal, State, and/or local regulations and statutes.

(b)  The contractor shall ensure that all waste transport contractors provide the Contracting Officer Representative (COR) with a copy of their completed Resource Conservation and Recovery Act (RCRA) Part A waste transporter application and a notarized copy of their Environmental Protection Agency (EPA) waste transport identification number.

(c) The Contractor shall ensure that all waste transport contractors provide the COR with notarized statements describing the status and background of any civil or criminal lawsuits filed against them within the last ten years.

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

(d)  The Contractor shall ensure that only trucks certified by the manufacturer as meeting the Department of Transportation (DOT) 311 and 312 specifications are used to transport bulked liquid waste.

(e)  The Contractor shall ensure that all Installation Restoration Program (IRP) hazardous and individual waste materials transported to any off-site locations have waste manifests signed by the Government accompanying the shipments.

(f)  The Contractor shall ensure that all materials transported on public roads have all required bills of lading and/or hazardous waste manifests.

(g)  The Contractor shall ensure that all waste transport vehicle operators comply with the minimum health and safety training requirements specified by EPA, DOT and the Occupational Safety and Health Administration (OSHA) for hazardous waste vehicle operators.

(h)  The Contractor shall obtain letters of commitment from waste haulers and from treatment, disposal, or recovery facility owners/operators to haul and accept Air Force Waste shipments. The letters shall indicate all agreements and commitments for handling and acceptance of the specified materials as described in each contract.

PKV-H009 DD FORM 1423-1 (SEP 2002)

a.     All technical data and identified administrative reports contractually required shall be supplied in accordance with attached CDRL.

b.     The offeror may propose alternative offers which recommend substitutions or eliminations of the stated requirements. Substantiate each recommendation and describe the projected savings that would result by accepting the alternative offer.

PKV-H010 HOURS OF WORK (SEP 2002)

The normal hours of work on military installations (unless otherwise stated) are from 7:30 a.m. to 4:30 p.m., Monday through Friday, excluding holidays. The lunch period for Contractors requiring escorts is from 11:30 a.m. to 12:30 p.m. Access to work sites may be restricted to these hours and days. For work during other than normal hours of work, the Contractor shall submit, in writing, for the Contracting Officer’s approval, a notice of any period of scheduled work other than the normal hours of work specified above. This notice shall be submitted not less than three (3) work days prior to each period of work scheduled at times other than normal hours of work including Federal holidays.

PKV-H011 REQUIRED INSURANCE (SEP 2002)

The Contractor shall procure and maintain during the entire period of performance of this contract the following minimum insurance:

TYPE Workers Compensation	AMOUNT
As required by law, except that if this contract is to be performed in a state which does not require or permit private insurance, the compliance with the statutory or administrative requirement in any such state will be satisfactory. The required workman’s compensation insurance shall extend to cover employers’ liability for accidental bodily injury or death and for occupational disease with a minimum liability limit of $100,000.

Comprehensive General	Minimum limits of $500,000 per occurrence Liability for bodily injury.

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

Comprehensive Automobile	Minimum limits of $200,000 per person, $500,000 per liability occurrence for bodily injury and $20,000 per accident for property damage. This insurance shall extend to cover hired cars and automobile non-ownership liability.

PKV-H012 FIRM-FIXED PRICE TASK ORDER COST (SEP 2002)

In Firm-Fixed-Price task orders the cost for labor, materials, communication, subcontracting, travel and other direct cost items shall be included in the line item for the basic service. Negotiation and agreement on total price to the government for the effort specified shall constitute the Firm-Fixed-Price for the task order. The Contractor shall be obligated to perform the effort specified in the task order.

PKV-H013 DAVIS-BACON REQUIREMENTS (SEP 2002)

The contractor hereby agrees to comply with the Davis-Bacon Act and related clauses when work on a Task Order contains construction efforts costing in excess of $2,000. All applicable clauses are set forth in Section I, Contract Clauses, of this contract and as stipulated in FAR 22.407(a) and (c).

PKV-H015 NOTICE OF NON-ALLOWABILITY OF DIRECT CHARGES FOR GENERAL PURPOSE OFFICE EQUIPMENT AND GENERAL PURPOSE AUTOMATED DATA PROCESSING EQUIPMENT (SEP 2002)

(a)	Notwithstanding the ALLOWABLE COST AND PAYMENT CLAUSE, 52.216-7, of Section I, costs for the acquisition of General Purpose Office Equipment (GPOE) and Automated Data Processing Equipment (ADPE) shall not be considered as an allowable direct charge to this contract.

(b)  GPOE refers to the equipment normally found in a business office such as desks, chairs, typewriters, calculators, file cabinets, etc., that are obtainable on the open market. ADPE means equipment as defined in FAR 31.001.

PKV-H016 TEAMING ARRANGEMENTS (SEP 2002)

a) If this contract was awarded from an offer submitted on the basis of a major teaming arrangement, the Government’s consideration of the Contractor for placement of task orders will reflect the teaming arrangement. In the event that the teaming arrangement is dissolved or significantly changed, the Government reserves the right to reconsider the suitability of the changed arrangements for purposes of issuing task orders.

(b)  Should it become advantageous to deviate from the initial teaming arrangement, the Contractor should request approval from the Contracting Officer before making such arrangements.

(c)  This does not authorize Contractor team arrangements in violation of antitrust statutes or limit the Government’s rights to require consent to subcontract. The prime Contractor is held fully responsible for contract performance, regardless of any team arrangement between the prime Contractor and its subcontractors.

(d)  Notwithstanding the above teaming arrangements and issues relating to consent, all teaming arrangement (subcontract) pricing must be supported in accordance with FAR 15.404-3. Subcontract cost and pricing data, as appropriate, should be presented in task order proposals.

(e) The following subcontractors were evaluated during source selection and are considered to be team members. It is not necessary to compete these subcontractors at the Task Order level. Subcontract costs must still be determined to be fair and reasonable.

PART I – THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

PKV-H017 TEAMING PARTNERS (OCT 2002)

(a)  It is contemplated that the following teaming partner(s) will be utilized in the performance of this contract:

Arcadis G&M
Greenhorne & O’Mara, Inc.
Higginbotham/Briggs & Associates, LLC
Pond & Company
Blackhawk Geoservices, Inc.

(b)  Consent to subcontract with the subcontractors) cited in (a) above, as contemplated by the clause of the contract entitled “FAR 52.244-2, Subcontracts”, shall be limited to the legal sufficiency of the instrument itself.

(c)  In accordance with FAR Clause 52.244-4 “Subcontracts and Outside Associates and Consultants (Architec-Engineer Services),” the subcontractors) cited in (a) above were specifically identified and agreed to during negotiations.

PKV-H018 DECENTRALIZED ORDERING PROCEDURES (NOV 2002)

Non-AFCEE users may receive access to the 4P A-E basic contracts for the purpose of awarding, administering, and closing out their own task orders (TO) by contacting the contracting POC’s identified on the AFCEE Home page at http://www.afcee.brooks.af.mil and the cognizant 311th HSW/Contracting Officer (CO). The requesting user(s) should be prepared to provide the following:

1.       The name(s), phone, Fax, E-mail contact information for the requesting CO and Technical POC.

2.       A brief description of the project to support joint 31lth HSW/CO-AFCEE “in-scope” reviews.

3.       The requesting user(s) two digit position code for order serial numbers as defined in DOD FAR Supplement Appendix G, Part II. For example. the two digit position serial number for Kirtland AFB, is “R3”.

4.       The requesting user(s) project number.

5.       The requesting user(s) proof of funding.

6.       If proposed project is determined to be within scope, funded, and ceiling capacity is available for non-AFCEE work, the 311th HSW CO will contact AFCEETMSCD to obtain ceiling reservation, negotiate/sign a Memorandum of Agreement (MOA) with user, issue control number to user, and provide information about 4P A-E contracts.

7.       The user must identify its orders with the two digit position serial number.

8.       Contract submittals required for non-AFCEE orders shall be distributed as cited on the order. Distribution of non-AFCEE is not required for AFCEE.

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel

Command FAR Sup, and are current through the following updates:

Database __ Version: 5.2.x.500; Issued- 3/7/2003; Clauses: FAR: FAC 2001-12; DFAR: DCN20030301; DL: DL 98021; Class Deviations: CD 2002oOOO3; AFFAR: 2002 Edition; AFMCFAR: 2002 Edition; AFAC: AFAC 20021122; IPN-. 98-009

I.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (DEC 2001) - ALTERNATE I (MAY 2001)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1994)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 1997)
52.204-02	SECURITY REQUIREMENTS (AUG 1996) - ALTERNATE 11 (APR 1994)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-02	AUDIT AND RECORDS - NEGOTIATION (JUN 1999)
52.215-08	ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997)
52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-12	SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)
52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
52.215-17	WAIVER OF FACILITIES CAPITAL COST OF MONEY (OCT 1997)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997) - ALTERNATE 11 (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997) - ALTERNATE HI (OCT 1997) Alt III, Para (c), Submit the cost portion of the proposal via the following electronic media: ‘At the task order level submit in Microsoft Excel format on a floppy disk, CD ROM or via electronic mail’
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997) - ALTERNATE IV (OCT 1997) Alt IV, (a), Description of the information and the format that are required: ‘TBD at Task Order level’

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.216-07	ALLOWABLE COST AND PAYMENT (FEB 2002)
52.216-07	ALLOWABLE COST AND PAYMENT (FEB 2002) - ALTERNATE I (FEB 1997) Para (a) (3), Day prescribed by agency head, or “30th”.TBD at Task Order level’
52.216-16	INCENTIVE PRICE REVISION — FIRM TARGET (OCT 1997)
Para (a), Line Item numbers: ‘TBD at Task Order level’
Para (a), In no event shall the total final price of these items exceed the ceiling price of. TBD at Task Order level’
Para (c)(1), Number of days: ‘TBD at Task Order level’
Para (d)(2)(ii), Percent: TBD at Task Order level’
Para (d)(2)(iii), Percent: ‘TBD at Task Order level’
Applies to Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.216-16	INCENTIVE PRICE REVISION — FIRM TARGET (OCT 1997) - ALTERNATE I (APR 1984) Para (a), Line Item numbersTBD at Task Order level’
Para (a), In no event shall the total final price of these items exceed the ceiling price of TBD at Task Order level’
Para (c)(1), Number of days: ‘TBD at Task Order level’
Para (d)(2)(ii), Percent: TBD at Task Order level’
Para (d)(2)(iii), Percent: TBD at Task Order level’
52.216-18	ORDERING (OCT 1995)
Para (a), Issued from date is ‘the date of contract award’
Para (a), Issued through date is ‘60 months after date of contract award
52.2,16-19	ORDER LIMITATIONS (OCT 1995)
Para (a). Insert Dollar amount or quantity. ‘$1,000.00’
Para (b)(1). Insert dollar amount or quantity ‘$55,000,000 for full and open awards and $18,000,000 for the small business set aside awards’
Para (b)(2). Insert dollar amount or quantity. ‘$55,000,000 for full and open awards and $18,000,000 for the small business set aside awards’
Para (b)(3). Insert number of days. 7’
Para (d). Insert number of days. ‘7’
52.216-22	INDEFINITE QUANTITY (OCT 1995)
Para (d), Date is ‘96 months after contract award’
52.217-08	OPTION TO EXTEND SERVICES (NOV 1999)
Period of time. ‘30’
Applies to Basic Contract and Task Orders
52.211-09	OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
Para (a), Period of time ‘2’
Para (a), 60 or as appropriate ‘15’
Para (c), Number of Months/Years. ‘96 months.’
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.219-09	SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002)
Does not apply to small business concerns
52.219-16	LIQUIDATED DAMAGES — SUBCONTRACTING PLAN (JAN 1999)
Does not apply to small business concerns
52.219-18	NOTIFICATION OF CONDETMON LIMITED TO ELIGIBLE 8(A) CONCERNS (JUN 1999) Para (d)(2), Name of SBA’s contractor is ‘__________________________________________’
Contracting agency is ‘311 HSW/PKV
3300 SIDNEY BROOKS
BROOKS AFB TX 78235-5112’
Does not apply to large business

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.222-01	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
Para (a), Dollar amount is‘$0.00’
52.222-03	CONVICT LABOR (AUG 1996)
52.222-04	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT — OVERTIME COMPENSATION (SEP 2000)
52.222-06	DAVIS-BACON ACT (FEB 1995)
52.222-07	WITHHOLDING OF FUNDS (FEB 1988)
52.222-08	PAYROLLS AND BASIC RECORDS (FEB 1988)
52.222-09	APPRENTICES AND TRAINEES (FEB 1988)
52.222-10	COMPLIANCE WITH COPEQLAND ACT REQUIREMENTS (FEB 1988)
52.222-11	SUBCONTRACTS (LABOR STANDARDS) (FEB 1988)
52.222-12	CONTRACT TERMINATION — DEBARMENT (FEB 1988)
52.222-13	COMPLIANCE WITH DAVIS-BACON AND RELATED ACT REGULATIONS (FEB 1988)
52.222-14	DISPUTES CONCERNING LABOR STANDARDS (FEB 1988)
52.222-15	CERTIFICATION OF ELIGIBILITY (FEB 1988)
52.222-21	PROH03rrION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (APR 2002)
52.222-27	AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR CONSTRUCTION (FEB 1999)
52.222-29	NOTIFICATION OF VISA DENIAL (FEB 1999)
52,222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.223-03	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)
Para (b), Material Identification No: TBD at Task Order level’
52,223-05	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION (APR 1998)
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-07	NOTICE OF RADIOACTIVE MATERIALS (JAN 1997)
Para (a), Number of days is TBD at Task Order level’
52.223-10	WASTE REDUCTION PROGRAM (AUG 2000)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)
52,224-01	PRIVACY ACT NOTIRCATION (APR 1984)
52.224-02	PRIVACY ACT (APR 1984)
52.225-09	BUY AMERICAN ACT—CONSTRUCTION MATERIALS (MAY 2002)
Para (b)(2). Insert excepted materials or “none”. ‘None unless otherwise determined at Task Order level’
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)
52.226-01	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (JUN 2000)
52.227-01	AUTHORIZATION AND CONSENT (JUL 1995)
52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-04	PATENT INDEMNITY — CONSTRUCTION CONTRACTS (APR 1984)
52.228-02	ADDITIONAL BOND SECURITY (OCT 1997)
52.228-03	WORKERS’CONTENSATION INSURANCE (DEFENSE BASE ACT) (APR 1984)
52.228-05	INSURANCE — WORK ON A GOVERNMENT INSTALLATION (JAN 1997)
Applies to Firin-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.228-11	PLEDGES OF ASSETS (FEB 1992)
52.229-02	NORTH CAROLINA STATE AND LOCAL SALES AND USE TAX (APR 1984)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.229-03	FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)
Applies to Finn-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.229-05	TAXES — CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR 1984)
Applies to Firm-Fixed-Price CLJN(s), Fixed-Price Incentive (Finn Target) CLIN(s) only.
52.229-06	TAXES —FOREIGN FIXED-PRICE CONTRACTS (JAN 1991)
Applies to Firm-Fixed-Price CLJN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.229-10	STATE OF NEW MEXICO GROSS RECEIPTS AND COMPENSATING TAX (OCT 1988)
Para (c), Agency name ‘United States Department of the Air Force’
Para (g), Agency name ‘United States Department of the Air Force’
Para (g), Agency name ‘United States Department of the Air Force’
Para (g), Agency name ‘United States Department of the Air Force’
52.230-02	COST ACCOUNTING STANDARDS (APR 1998)
52.230-06	ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV 1999)
52.232-01	PAYMENTS (APR 1984)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.232-07	PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS (FEB 2002)
Applies to Time-and-Materials CLIN(s) only.
52.232-08	DISCOUNTS FOR PROMPT PAYMENT (FEB 2002)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-10	PAYMENTS UNDER FIXED-PRICE ARCHITECT-ENGINEER CONTRACTS (AUG 1987)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.232-17	INTEREST (JUN 1996)
52.232-18	AVAILABILITY OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25	PROMPT PAYMENT (FEB 2002)
52.232-26	PROMPT PAYMENT FOR FIXED-PRICE ARCHITECT-ENGINEER CONTRACTS (FEB 2002)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.232-32	PERFORMANCE-BASED PAYMENTS (FEB 2002)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (MAY 1999)
52.232-36	PAYMENT BY THIRD PARTY (MAY 1999)
Applies when specified in the TO
52.232-37	MULTIPLE PAYMENT ARRANGEMENTS (MAY 1999)
Applies when specified in the TO
52.233-01	DISPUTES (JUL 2002)
52.233-01	DISPUTES (JUL 2002) - ALTERNATE I (DEC 1991)
52.233-03	PROTEST AFTER AWARD (AUG 1996)
52.236-05	MATERIAL AND WORKMANSHIP (APR 1984)
52.236-07	PERMITS AND RESPONSIBILITIES (NOV 1991)
52.236-13	ACCIDENT PREVENTION (NOV 1991)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.236-13	ACCIDENT PREVENTION (NOV 1991) - ALTERNATE I (NOV 1991)
Applies to Firm-Fixed-Price CLJN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.236-22	DESIGN WITHIN FUNDING LIMITATIONS (APR 1994)
Para (c), Dollar amount is TBD at Task Order level’
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.236-23	RESPONSIBILITY OF THE ARCHRMCT-ENGINEER CONTRACTOR (APR 1984)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.236-24	WORK OVERSIGHT IN ARCHITECT-ENGINEER CONTRACTS (APR 1984)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.236-25	REQUIREMENTS FOR REGISTRATION OF DESIGNERS (APR 1984)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.237-02	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND VEGETATION (APR 1984)
52.239-01	PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
Applies to Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
Applies to Time-and-Materials CLIN(s) only.
52.242-13	BANKRUPTCY (JUL 1995)
52.242-14	SUSPENSION OF WORK (APR 1984)
52.243-01	CHANGES — FIXED-PRICE (AUG 1987) - ALTERNATE III (APR 1984)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.243-03	CHANGES — TIME-AND-MATERIALS OR LABOR-HOURS (SEP 2000)
Applies to Time-and-Materials CLIN(s) only.
52.243-07	NOTIFICATION OF CHANGES (APR 1984)
Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
Para (d), Number of calendar days is (insert 30 for RDSS/C)’30 days’
52.244-02	SUBCONTRACTS (AUG 1998)
Para (e), approval required on subcontracts to: “TBD at Task Order level’
Para (k), Paragraphs (d) and (f) of this clause do not apply to the following subcontracts which were evaluated during negotiations: ‘See Section H Clause PKV-HO17’
52.244-04	SUBCONTRACTORS AND OUTSIDE ASSOCIATES AND CONSULTANTS (ARCHITECT-ENGINEER SERVICES) (AUG 1998)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)
52.245-02	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEVIATION) (DEC 1989) ALTERNATE I (APR 1984)
Applies to Finn-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLJN(s) only.
52.245-04	GOVERNMENT-FURNISHED PROPERTY (SHORT FORM) (APR 1984)
52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION) (JAN 1986)
Applies to Time-and-Materials CLIN(s) only.
52.246-25	LIMITATION OF LIABILITY — SERVICES (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS (JAN 1997)
52.248-02	VALUE ENGINEERING — ARCHITECT-ENGINEER (MAR 1990)
52.249-06	TERMINATION (COST-REIMBURSEMENT) (SEP 1996) - ALTERNATE IV (SEP 1996) Applies to Time-and-Materials CLIN(s) only.
52.249-07	TERMINATION (FIXED-PRICE ARCHITECT-ENGINEER) (APR 1984)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
52.249-14	EXCUSABLE DELAYS (APR 1984)
Applies to Time-and-Materials CLIN(s) only.
52.251-01	GOVERNMENT SUPPLY SOURCES (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

252.201-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE CONTRACT-RELATED FELONIES (MAR 1999)
252.203-7002	DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7000	DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)
252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (NOV 2001)
252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (R4F) TREATY (NOV 1995)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000	PRICING ADJUSTMENTS (DEC 1991)
252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)
252.219-7003	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (APR 1996)
Does not apply to Small Business concerns
252.219-7004	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
SUBCONTRACTING PLAN (TEST PROGRAM) (JUN 1997)
252.219-7009	SECTION 8(A) DIRECT AWARD (MAR 2002)
Para (a). Cognizant SBA District Office is: ‘NIA’
252.222-7000	RESTRICTIONS ON EMPLOYMENT OF PERSONNEL (MAR 2000)
Para (a), Insert State. TBD TASK ORDER LEVEL’
252.222-7001	RIGHT OF FIRST REFUSAL OF EMPLOYMENT—CLOSURE OF MILITARY INSTALLATIONS (APR 1993)
252.222-7002	COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS) (JUN 1997)
252.222-7003	PERMIT FROM ITALIAN INSPECTORATE OF LABOR (JUN 1997)
252.222-7004	COMPLIANCE WITH SPANISH SOCIAL SECURITY LAWS AND REGULATIONS (JUN 1997)
252.222-7005	PROHIBITION ON USE OF NONIMMIGRANT ALIENS—GUAM (SEP 1999)
252.223-7001	HAZARD WARNING LABELS (DEC 1991)
252.223-7002	SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (MAY 1994)
252.223-7003	CHANGE IN PLACE OF PERFORMANCE — AMMUNITION AND EXPLOSIVES (DEC 1991)
252.223-7004	DRUG-FREE WORKFORCE (SEP 1988)
252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993)
252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993) - ALTERNATE I (NOV 1995)
252.225-7005	IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES (APR 2002)
252.223-7026	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (JUN 2000)
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.225-7041	CORRESPONDENCE IN ENGLISH (JUN 1997)
252.225-7042	AUTHORIZATION TO PERFORM (RW 1997)
252.225-7043	ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (JUN 1998)
Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from:
‘HQ AFSFC/SFPT; Telephone DSN: 473-0927/0928 or commercial 210-671-0927/0928’

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES-DOD CONTRACTS (SEP 2001)
252.227-7022	GOVERNMENT RIGHTS (UNLIMITED) (MAR 1979)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.227-7023	DRAWINGS AND OTHER DATA TO BECOME PROPERTY OF GOVERNMENT (MAR 1979)
252.227-7024	NOTICE AND APPROVAL OF RESTRICTED DESIGNS (APR 1984)
252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)
252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.228-7006	COMPLIANCE WITH SPANISH LAWS AND INSURANCE (DEC 1998)
252.229-7001	TAX RELIEF (JUN 1997) - ALTERNATE I (JUN 1997)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7002	CUSTOMS EXEMPTIONS (GERMANY) (JUN 1997)
Applies to Firm-Fixed-Price CLJN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7003	TAX EXEMPTIONS (ITALY) (JAN 2002)
Para (b)(1)(iii), Fiscal code for military activity w/in Italy. ‘TBD at Task Order level’ Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7004	STATUS OF CONTRACTOR AS A DIRECT CONTRACTOR (SPAIN) (JUN 1997)
Para (g), Amount at time of award is’TBD at Task Order level’
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7005	TAX EXEMPTIONS (SPAIN) (JUN 1997)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7006	VALUE ADDED TAX EXCLUSION (UNITED KINGDOM) (JUN 1997)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7007	VERIFICATION OF UNITED STATES RECEIPT OF GOODS (JUN 1997)
Applies to Firm-Fixed-Price CLJN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.229-7008	RELIEF FROM IMPORT DUTY (UNITED KINGDOM) (JUN 1997)
Applies to Firm-Fixed-Price CLJN(s), Fixed-Price Incentive (Firm Target) CLJN(s) only.
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7005	REIMBURSEMENT OF SUBCONTRACTOR ADVANCE PAYMENTS— DOD PILOT MENTOR-PROTEGE PROGRAM (SEP 2001)
252.232-7008	ASSIGNMENT OF CLAIMS (OVERSEAS) (JUN 1997)
252.232-7009	MANDATORY PAYMENT BY GOVERNMENT-WIDE COMMERCIAL PURCHASE CARD (JUL 2000)
Applies when specified in the TO
252.233-7001	CHOICE OF LAW (OVERSEAS) (JUN 1997)
252.236-7009	OPTION FOR SUPERVISION AND INSPECTION SERVICES (DEC 1991)
Applies to Firm-Fixed-Price CLIN(s) only.
252.239-7016	TELECOMMUNICATIONS SECURITY EQUIPMENT, DEVICES, TECHNIQUES AND SERVICES (DEC 1991)
Para (b), Location is “TBD at Task Order level’
Para (c), List can be obtained from ‘TBD at Task Order level’
Para (c), List and identify locations: TBD at Task Order level’
252.242-7000	POSTAWARD CONFERENCE (DEC 1991)
252.242-7005	COST/SCHEDULE STATUS REPORT (MAR 1998)
252.243-7001	PRICING OF CONTRACT MODIFICATIONS (DEC 1991)
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

252.245-7000	GOVERNMENT-FURNISHED MAPPING, CHARTING, AND GEODESY PROPERTY (DEC 1991)
252.245-7001	REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.246-7002	WARRANTY OF CONSTRUCTION (GERMANY) (JUN 1997)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.248-7000	PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS (MAY 1994)
252.251-7000	ORDERING FROM GOVERNMENT SUPPLY SOURCES (MAY 1995)
Para (f), Contractor’s address is ‘TBD at Task Order level’
Para (f), Government remittance address is ‘TBD at Task Order level’

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.204-9001	VISITOR GROUP SECURITY AGREEMENTS (MAY 1996)
5352.216-9000	AWARDING ORDERS UNDER MULTIPLE AWARD CONTRACTS (JUN 2002) ALTERNATE I (JUN 2002)
Para (d), Office symbol and telephone number: ‘Mr. Michael Higgins, ASC/SY at (937) 255-9005’ Para (e), Clause that stipulates minimum guarantee(s):’$15,000’
5352.223-9000	ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODS) (MAY 1996)
Para (d), Substances are ‘TBD at Task Order level’
5352.223-9001	HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (JUN 1997)
5352.242-9000	CONTRACTOR ACCESS TO AIR FORCE INSTALLATIONS (MAY 2002)
Para (b), Any additional requirements to comply with local security procedures ‘TBD at Task Order level’

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.204-9000	CLASSIFIED EFFORT (AFMC) (JUL 1997)
5352.207-9001	GOVERNMENT PERFORMANCE OF SERVICES DURING LABOR STRIKES (AFMC) (JUL 1997)
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997)
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997) - ALTERNATE I (JUL 1997)
Alt 1, Para (a)(2)(i), Specific period of time or an expiration date ‘TBD at Task Order level’
Alt I, Para (a)(2)(ii), System or services ‘TBD at Task Order level’
Alt I, Para (a)(2)(ii), Services, the system, or the major components of the system TBD at Task Order level’
Alt I, Para (a)(2)(ii), Duration of the constraint TBD at Task Order level’
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997) - ALTERNATE H (JUL 1997)
Alt 11, Para (a)(2)(i), Definite period of time: ‘TBD at Task Order level’
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997) - ALTERNATE III (JUL 1997)
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997) - ALTERNATE IV (JUL 1997)
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997) - ALTERNATE V (JUL 1997)
5352.209-9002	ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997) - ALTERNATE VI (JUL 1997)
5352.215-9005	INCORPORATION OF CONTRACTOR’S TECHNICAL PROPOSAL (AFMC) (AUG 1998)
Para (a), Paragraph Numbers: ‘TBD at Task Order level’
Para (a), Paragraph Numbers: ‘TBD at Task Order level’
Para (a), Version Number(s): TBD at Task Order level’
Para (a), Dated: ‘TBD at Task Order level’
Para (a), Entitled: ‘TBD at Task Order level’
Para (b), Rank order: TBD at Task Order level’

5352.245-9004	BASE SUPPORT (AFMC) (JUL 1997)
Para (c), List Installations ‘TBD at Task Order level’

Para (f), List Support Items ‘TBD at Task Order level’
Applies to Firm-Fixed-Price CLIN(s), Fixed-Price Incentive (Firm Target) CLIN(s) only.
5352.245-9004	BASE SUPPORT (AFMC) (JUL 1997) - ALTERNATE I (m 1997)
Alt I, Para (e), List Installations ‘TBD at Task Order level’
Alt I, Para (f), List Support Items TBD at Task Order level’
Applies to Time-and-Materials CLIN(s) only.
5352.245-9004	BASE SUPPORT (AFMC) (JUL 1997) - ALTERNATE H (JUL 1997)
Alt E, Para (e), List Installations ‘TBD at Task Order level’
Alt II, para (f), list support items TBD at Task Order level’

II.     NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

     (a)  The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

     (b)  The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J – LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE

EXHIBIT A	15	28 MAY 2002	CDRLS FOR TECHNICAL DATA AND DIDS
EXHIBIT B	12	28 MAY 2002	CDRLS FOR MANAGEMENT DATA AND DIDS
EXHIBIT C	2	28 MAY 2002	CDRLS FOR COST DATA AND DIDS
ATTACHMENT 1	39	20 NOV 2002	STATEMENT OF WORK: ARCHITECT-ENGINEERING (A-E) SERVICES TO SUPPORT ENVIRONMENTAL AND TRADITIONAL PROGRAMS OF INTEREST TO THE GOVERNMENT
ATTACHMENT 2	18		LABOR RATE SCHEDULES (FIRM-FIXED PRICE RATES AND TIME AND MATERIAL RATES)
ATTACHMENT 3	0		SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN - NOT APPLICABLE (APPLICABLE TO LARGE BUSINESS AWARDS ONLY)
ATTACHMENT 4	4		PERSONNEL & QUALIFICATIONS REQUIREMENTS
ATTACHMENT 5	52		DATA ITEM DESCRIPTION

SECTION J F41624-03-D-8620

Attachment 1

4P A-E

STATEMENT OF WORK

FOR

ARCHITECT-ENGINEERING (A-E) SERVICES TO SUPPORT ENVIRONMENTAL
AND TRADITIONAL PROGRAMS OF INTEREST TO THE GOVERNMENT

20 Nov 2002

Attachment 1

PART A — INTRODUCTION	76
1. SCOPE	76
2. TITLE I, TITLE II AND OTHER A-E SERVICES REQUIREMENTS	77
2.1 TITLE I SERVICES	77
2.2 TITLE II SERVICES	77
2.3 OTHER A-E SERVICES	77
PART B — ADMINISTRATIVE AND MANAGERIAL REQUIREMENTS	78
3. APPLICABLE DOCUMENTS	78
4. TASK ORDER MANAGEMENT, PLANNING, AND REPORTING SERVICES	79
4.1 WBS REQUIREMENTS	79
4.2 SCHEDULE AND PLANNING REQUIREMENTS	79
4.2.1 Project Planning Chart	79
4.2.2 Integrated Master Schedule	79
4.3 COST AND STATUS REPORTING	79
4.3.1 Contractor’s Progress, Status, and Management Report	79
4.3.2 Performance and Cost Report	80
4.3.3 Funds and Man-Hours Expenditure Report	80
4.4 PHOTO DOCUMENTATION	80
4.5 TASK ORDER SCOPING	80
4.6 ENVIRONMENTAL RESOURCES PROGRAM INFORMATION MANAGEMENT SYSTEM (ERPIMS) DATA MANAGEMENT	80
4.7 MEETING AND CONFERENCE SERVICES	80
4.7.1 Meeting/Teleconference Support	80
4.7.2 Public Meetings and Hearings	81
4.7.3 Conference Support	81
4.8 REGULATORY/PROFESSIONAL INTERFACE	81
4.9 NOTIFICATION REQUIREMENTS	81
4.10 WORK SITE COORDINATION	81
5. TASK ORDER PROJECT PLAN DEVELOPMENT SERVICES	82
5.1 QUALITY PROGRAM PLANS (QPPS)	82
5.1.1 Work Plans	82
5.1.2 Health and Safety Plan	82
5.1.3 Sampling and Analysis Plan	83
5.1.4 Construction Quality Plan	83
5.2 DESIGN WORK PLAN	83
6. MANAGEMENT OF CHEMISTRY SERVICES	83
6.1 QUALITY ASSURANCE	83
6.2 LABORATORY SELECTION	84
6.3 ANALYTICAL DATA MANAGEMENT	84

Attachment 1

PART C — ENVIRONMENTAL SERVICES	84
7. TITLE I SERVICES FOR ENVIRONMENTAL PROJECTS	85
7.1 DESIGN OVERVIEW	85
7.1.1 Cost Estimates	85
7.1.2 Design Plans & Specifications	85
7.1.3 Operation and Maintenance Plan	85
7.1.4 Project Schedule	85
7.2 DESIGN PHASES	86
8. TITLE II SERVICES FOR ENVIRONMENTAL PROJECTS	86
8.1 CONSTRUCTION SUBMITTAL REVIEW	86
8.2 DESIGN UPDATE	86
8.3 EVALUATION OF ONGOING ACTIONS	86
8.4 FIELD OVERSIGHT	86
8.5 INSPECTIONS	87
8.6 SUBMITTAL REGISTER REVIEW	87
8.7 TREATMENT, STORAGE, AND DISPOSAL FACILITY AUDITS	87
9. OTHER ENVIRONMENTAL A-E SERVICES	87
9.1 AIR QUALITY	88
9.2 COMMUNITY INVOLVEMENT (CI)	88
9.3 ENVIRONMENTAL BASELINE SURVEYS (EBSS)	88
9.3.1 Phase I Environmental Baseline Surveys	88
9.3.2 Phase II Environmental Baseline Surveys	89
9.3.3 Environmental Suitability Decision Documents	89
9.4 ENVIRONMENTAL IMPACT ANALYSIS PROCESS	89
9.4.1 Description of Proposed Action and Alternatives	89
9.4.2 Environmental Assessment and Findings of No Significant Impact	89
9.4.3 Environmental Review	89
9.4.4 Environmental Impact Statement and Records of Decision	89
9.4.5 Socioeconomic Impact Analysis Study (SIAS)	89
9.5 ENVIRONMENTAL MANAGEMENT	89
9.5.1 Assistance and Evaluation Teams	89
9.5.2 Environmental Compliance Assessment and Management Program	90
9.5.3 Environmental Information Materials	90
9.5.4 Environmental Management Systems (EMS)	90
9.5.5 Environmental Mitigation Credits	90
9.5.6 Environmental Education and Training	90
9.6 ENVIRONMENTAL PLANNING	90
9.6.1 Air Traffic and Airspace Analysis	90
9.6.2 Airfield and Airspace Obstruction Analysis	91
9.6.3 Base Capacity Analysis, Studies, and Reports	91
9.6.4 Comprehensive Planning Program	91
9.6.5 Land Use Planning and Analysis	91
9.6.6 Permits and Site Access Agreements	91

Attachment 1

9.6.7 Project Environmental and Land Use Plans	91
9.6.8 Sustainability Planning and Program Management	91
9.6.9 Transportation Planning and Analysis	91
9.7 ENVIRONMENTAL RESTORATION	92
9.7.1 Preliminary Assessments (PA) and Site Inspections (SI) or RCRA Facility Assessment (RFA)	92
9.7.2 Remedial Investigation or RCRA Facility Investigation (RFI)	92
9.7.3 Feasibility Study / Corrective Measures Study (FS/CMS)	93
9.7.4 Informal Technical Information Reports (ITIR)	93
9.7.5 Proposed Plans (PPs), Records of Decisions, Decision Documents (DDs), and No Further Response Action Plans (NFRAPs)	93
9.7.6 Engineering Evaluation/Cost Analysis (EE/CA)	94
9.7.7 Remedial Process Optimization (RPO)	94
9.7.8 Treatability Studies, Pilot Tests, Bench Scale Tests, IRAs	94
9.7.9 Management Action Plans (MAPs)	94
9.7.10 Peer Review	94
9.7.11 Warranty of Installed Equipment and Systems	94
9.8 FORCE PROTECTION	95
9.9 FUEL FACILITIES	95
9.10 HAZARDOUS MATERIAL AND HAZARDOUS WASTE MANAGEMENT	95
9.11 INFORMATION TECHNOLOGY	95
9.11.1 CADD and GIS Development, Performance, and Recording	95
9.11.2 Database and System Development, Performance, and Recording	95
9.11.3 Environmental Information Management Systems	96
9.11.4 Geobase	96
9.12 LOW LEVEL RADIONUCLIDES	96
9.13 MONITORING AND OPERATIONS	96
9.13.1 Long-term Monitoring, Long-term Operations (LTO), and Remedial Action Operations	96
9.13.2 Monitoring Well Installation, Upgrades, Treatments, Testing, Repairs, and Abandonment	96
9.14 NATURAL AND CULTURAL RESOURCES	96
9.14.1 Cultural Resources	97
9.14.2 Integrated Natural Resource Management Plan (INRMP)	97
9.15 NOISE MANAGEMENT	98
9.16 COMPLIANCE ASSURANCE AND POLLUTION PREVENTION (CAPP)	98
9.16.1 Compliance	98
9.16.2 Integration of Compliance Assurance, Pollution Prevention (P2), and Environmental Management Systems	98
9.16.3 Pollution Prevention	98
9.16.4 Sustainable Infrastructure and Operations	98
9.16.5 Resource Conservation	99
9.16.6 Treatability Studies for Compliance Programs	99
9.17 PROFESSIONAL PLANNING AND PROGRAMMING	99
9.17.1 Planning Actions	99
9.17.2 Program Management Integration	99

Attachment 1

9.17.3 Programming Actions	99
9.17.4 Statements Of Work	99
9.17.5 Tracking of Performance Metrics and Quality Performance Indicators	100
9.18 RECORD KEEPING AND REPORTING	100
9.19 RISK ASSESSMENTS	100
9.19.1 Human Health Risk Assessment	100
9.19.2 Ecological Risk Assessment	100
9.20 STORAGE TANK MANAGEMENT	100
9.20.1 Petroleum, Oils, and Lubricants and Other Storage Tank(s) Management	100
9.21 TECHNOLOGY (DEMONSTRATION) EVALUATION	100
9.21.1 Commercial and Emerging Technologies	100
9.21.2 Initial Methodologies	101
9.22 UXO	101
9.23 WATER QUALITY	101
9.23.1 Drinking Water	101
9.23.2 Wastewater	101
PART D – TRADITIONAL SERVICES	101
10. TITLE I TRADITIONAL SERVICES	102
10.1 PRE-DESIGN PLANNING SUPPORT	102
10.1.1 Findings and Recommendations (F&R) Report	102
10.1.2 Other Required Documents	102
10.2 DESIGN REQUIREMENTS AND PHASES	102
10.2.1 Conceptual Design Phase	102
10.2.2 Preliminary Documents Submittal	102
10.2.3 As-Built Drawings	103
10.2.4 Intermediate Design (50%)	103
10.2.5 Advanced Final Design (95%)	103
10.2.6 Final Design Submittal (100%)	103
10.2.7 Constructability Review Certification	103
10.2.8 Finishes and Finish Schedules	103
10.2.9 Color Renderings	103
10.3 DESIGN GUIDANCE AND GENERAL REQUIREMENTS	103
10.3.1 Use of “Or Equal” Clauses	103
10.3.2 Applicable Publications	104
10.3.3 Changes During Design	104
10.4 PREPARATION OF PROJECT COST PROFILE	104
10.4.1 Construction Cost Limitations (CCL)	104
10.4.2 Cost Estimates	104
10.4.3 Preliminary Cost Estimate Submittal	104
10.4.4 Successive Design Submittals and PCEs	104
10.4.5 Final PCE	104
10.5 PROJECT SUPPORT – PRE-BID THROUGH CONSTRUCTION	104
10.5.1 Preparation of Bid Schedule	104
10.5.2 Pre-Bid Opening	104
10.5.3 Bid-Opening	104

Attachment 1

10.5.4 Construction Support	105
10.6 PROJECT CRITERIA	105
10.7 SUBMITTAL REQUIREMENTS	105
11. TITLE II TRADITIONAL SERVICES	105
11.1 TITLE II SUPPORT SERVICES	105
11.2 TITLE II SUPPORT SERVICES FOR FUEL FACILITIES	105
12. OTHER TRADITIONAL A-E SERVICES	105
12.1 ADVANCE PLANNING	106
12.2 COMMUNITY PLANNING AND SUB-AREA DEVELOPMENT PLANS	106
12.3 COMPREHENSIVE INTERIOR DESIGN	106
12.4 HOUSING PRIVATIZATION EFFORTS	106
12.5 TECHNICAL INVESTIGATION	106
12.6 OTHER SERVICES	107
13. DATA MANAGEMENT	107
14. GOVERNMENT POINTS OF CONTACT	107
15. ABBREVIATIONS, ACRONYMS, AND TERMS	107

Attachment 1

CONTRACT SECTION C — STATEMENT OF WORK

For Architect-Engineering (A-E) Services to
Support Environmental and Traditional Programs of Interest to the government

PART A – INTRODUCTION

This statement of work (SOW) defines requirements for A-E services primarily for environmental programs and projects as assigned and in accordance with applicable regulatory guidance. A-E services are also included for traditional types of projects.

Place of performance shall be at various government installations in the United States, at various overseas government locations, at government territorial possessions, at Defense Logistics Agency (DLA) Fuel Facilities worldwide, and at locations of interest to the government.

In carrying out each work assignment issued as a Task Order (TO) under the basic contract, the Contractor shall furnish the personnel, services, equipment, materials, facilities, and other requirements necessary for, or incidental to, the performance of work set forth herein.

Primary technical services shall be performed by individuals who are credentialed members of architectural, science and engineering professions. Generally, a credentialed professional (a) is licensed (e.g., registered professional engineer) to practice in the state where a facility is located and (b) commands the necessary expertise, in terms of knowledge and experience, to undertake the specified task. An environmental professional’s specific expertise may be realized through certification that is compliant with the American Society of Testing and Materials (ASTM) Standard E1929-98, “Standard Practice for the Assessment of Certification Programs for Environmental Professionals: Accreditation Criteria” (e.g., DEE, CHMM, QEP, CIH).

1.     SCOPE

The Contractor shall provide Title I, Title II, and Other A-E Services for environmental and traditional projects for the Air Force Center for Environmental Excellence (AFCEE). The scope of the contract includes support to the AFCEE mission in the following existing and emerging program areas. Individual TOs may include greater detail concerning the project requirements.

Environmental Restoration. Support the Environmental Restoration mission. Major activities supported under this contract include remedial investigation, remedial design, long-term maintenance operations, and long-term monitoring (LTM). Interim remedial actions (IRAs) may be infrequently required to reduce or limit an immediate threat to human health or the environment. In addition, support includes technical oversight of environmental programs, laboratory quality assurance assessments, document reviews, and assistance in selecting remediation technologies.

Environmental Conservation and Planning. Support the Environmental Conservation and Planning mission. Major activities supported under this contract include support on the

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Environmental Impact Analysis Process (EIAP), natural and cultural resource programs, comprehensive planning programs, and Air Force Geointegration. In addition, support environmental impact statements, baseline surveys, forestry, wildlife, archeology, Native American consultations, transportation, air space and range management, and noise programs.

Environmental Quality. Support the Environmental Quality mission. Major activities supported under this contract include compliance and pollution-prevention programs, environmental education and training, sustainable development, environmental management systems, and the Environmental Compliance Assessment and Management Program (ECAMP).

Design and Construction. Support the Design and Construction mission. Major activities supported under this contract include standards and criteria development, design, construction management, interior design, landscape architecture, design-build delivery methods, the MFH and MFH Privatization program. Also, support the development, testing, and documentation of new project management acquisition and construction methodologies.

Other Areas of Support and Emerging Markets. Support AFCEE with other areas of support and emerging markets. Includes support on Defense Energy Support Center (DESC) fuel facilities, unexploded ordnance (UXO), force protection, sustainability planning and information technology (IT).

The Contractor shall be capable of addressing and interpreting all aspects of environmental law and regulation, including the preparation and presentation of expert testimony if required. Pollution prevention is an important aspect of this contract and will be incorporated in individual TOs as appropriate. Some tasks may require access to or the review of classified material, as identified in individual TOs. Some tasks may require planning and logistical support, to include on-site translation and/or interpretation, at various meetings and conferences worldwide.

2.     TITLE I, TITLE II AND OTHER A-E SERVICES REQUIREMENTS

2.1 Title I Services

Title I services include all aspects of design such as preparation of contract plans, specifications, scheduling, cost estimates, and preparation of operating and design manuals. Title I efforts also encompass those efforts required to support and develop design work, including planning and programming, program management, project scoping, studies, investigations, evaluations, consultations, conceptual design, value engineering, and operation, monitoring, topographic survey services, and optimization of environmental treatment or control systems.

2.2 Title II Services

The Contractor shall perform supervision, inspection, and oversight of environmental and traditional construction projects.

2.3 Other A-E Services

The Contractor shall provide a full range of environmental and traditional services.

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These services include support necessary for the implementation of restoration, pollution prevention, compliance, and conservation environmental projects. These efforts include planning and programming, program management, scoping, studies, operations support (including data gathering and permit preparation), investigations (including geophysical), evaluations, consultations, conceptual design, value engineering, and operation, monitoring, and optimization of environmental treatment or control systems. Also included are other related services for the continuation of an existing environmental program or to establish an initial environmental program.

The Contractor shall also provide a full range of management services associated with conventional design for construction of facilities of interest to the government. These efforts include planning, programming, studies, investigations, interior design services, and other services not associated with a specific construction project.

PART B – ADMINISTRATIVE AND MANAGERIAL REQUIREMENTS

The Contractor shall provide management, planning, performance measurement and cost status reporting pertinent to the performance of the requirements identified in each TO.

3.     APPLICABLE DOCUMENTS

Comply with all applicable (1) federal, state, and local environmental statutes, instructions, manuals, handbooks, regulations, guidance, policy letters, and rules (including all changes and amendments), and (2) Presidential Executive Orders, in effect on the date of issuance of each TO. For work at overseas locations, the contractor shall also comply with all applicable host nation statutes and agreements. In addition, the contractor shall refer to the AFCEE Technical Services Quality Assurance Program, Guidance for Contract Deliverables (GCD), current version, unless otherwise specified. This GCD is a reference document to be used in the generation of contract deliverables. Base-specific documents shall be identified in each individual TO.

Additional detail concerning this statement of work can be found at the AFCEE Website in a document titled the 4P A-E Guidance and Resource List”. This document is posted on the 4P A-E web page on the AFCEE Web Site (www.afcee.brooks.af.mil).

The 4P A-E Guidance and Resource List supplements the basic and project specific SOWs for the contracts entitled A-E Services to Support Environmental and Traditional Programs of Interest to the Government or 4PA-E. This document includes additional detail where necessary and includes references to rules, regulations, statutes, instructions, manuals, handbooks, and other similar types of guidance. In addition, it includes additional detail on the required scope of work for many of the individual paragraphs specified in the basic SOW. The types of work identified in this document are representative of the work to be performed, and are not all-inclusive.

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4.     TASK ORDER MANAGEMENT, PLANNING, AND REPORTING SERVICES

Plan project activities, including the development, implementation, and maintenance of project schedules, events, status of resources, report(s) on the activities, and progress toward accomplishing project objectives. Document for government review and approval the results of the project efforts for each TO.

4.1 WBS Requirements

Prepare and submit for approval a Work Breakdown Structure (WBS) as posted in the 4P A-E Guidance and Resource List or as specified in each individual TO. The WBS shall be used to report the cost and schedule status for each project. All tasks required under this TO shall be included in the WBS. (Contract Data Requirements List [CDRL] B001)

4.2 Schedule and Planning Requirements

Provide schedules for tracking work progress as specified in each TO. The SOW for each TO should indicate which of the following schedules is required. Project Planning Charts (PPC) are recommended for less complex projects and Integrated Master Schedules (IMS) are recommended for more complex projects.

4.2.1 Project Planning Chart

The Contractor shall prepare and submit a PPC for approval. The PPC shall detail the project schedule and status through the use of Gantt charts, which shall depict percent complete for each task. Schedule activities shall be reported by the approved WBS. (CDRL B002)

4.2.2 Integrated Master Schedule

Prepare and submit an IMS for approval. The IMS shall detail the project schedule and status through the use of Gantt charts, and Critical Path Method (CPM) analyses. Schedule activities shall be reported by the approved WBS. (CDRL B003)

4.3 Cost and Status Reporting

Provide progress and cost reports as specified in each TO. Cost and status reports are listed below in order of increasing complexity. Each TO will specify (1) if one or two of the following reports are required; and (2) if reports are required at the TO level or at the project level with a TO Rollup. Contractor’s Progress, Status, and Management Reports (CPSMR) with cost information are recommended for TOs under $500,000. TOs over $500,000 typically require (1) a CPSMR and (2) either a PCR or a Funds and Man-Hours Expenditure Report (FMER). Each TO should be evaluated independently to determine specific requirements.

4.3.1 Contractor’s Progress, Status, and Management Report

Prepare and submit a CPSMR. The CPSMR shall be used to review and evaluate the overall progress of the project, along with any existing or potential problem areas. The CPSMR shall include a summary of the events that occurred during the reporting period, discussion of performance, identification of problems, proposed solutions, corrective actions taken, and outstanding issues. Cost information may be included or omitted in this report as required in each TO. (CDRL B004)

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4.3.2 Performance and Cost Report

Prepare and submit a Performance and Cost Report (PCR). The PCR provides the current status and projected requirements for funds, man-hours, and work completion relative to the negotiated budget. (CDRL C001)

4.3.3 Funds and Man-Hours Expenditure Report

Implement and maintain a cost accounting system and prepare a FMER to correlate the status of expensed funds and man-hours against the progress of the work completed and the negotiated budget. The FMER and associated graphics shall detail the current project status and identify funds and man-hours required to complete the assigned tasks. (CDRL C002)

4.4 Photo Documentation

Prepare digital photo documentation. Include photo documentation of site(s) and building(s) under investigation, field activities, and sample locations. Photography of any kind must be coordinated through the installation, customer, or facility Point of Contact (POC). (CDRLs B005, B006)

4.5 Task Order Scoping

Perform TO scoping and plan development services. Specifically, complete site and easement surveys. Conduct site surveys to enable preliminary scoping of project issues and to develop and/or confirm established Data Quality Objectives (DQOs). Visit the assigned site(s) and make all preliminary studies of the site/facility locations and accessibility; number of project locations; number and type of personnel required; number and type of site(s) and supporting data desired; special or modified project capabilities, issues, and procedures required; equipment required; and type of procedures to ensure that the project activities comply with applicable requirements. For easement surveys, utilize a registered land surveyor to identify all project easement locations. Prior to performing any off-base fieldwork or project activities, conduct a survey to determine the closest property line. After project activities, locate easements from closest property line. Establish permanent easement boundaries and provide a metes and bounds description and plot plan for each easement site. (CDRLs A001, A002)

4.6 Environmental Resources Program Information Management System (ERPIMS) Data Management

Follow the data deliverable requirements of the ERPIMS. Guidance to be followed includes the ERPIMS Data Loading Handbook and the ERPIMS Quality Control Tool/Personal Computer (ERPTOOLS/PC). These documents are available on the ERPIMS web page at the AFCEE web site (www.afcee.brooks.af.mil). (CDRL B007)

4.7 Meeting and Conference Services

4.7.1 Meeting/Teleconference Support

Attend and/or support at meetings and teleconferences as required by the Contracting Officer’s Representative (COR) with the customer and/or AFCEE representative(s). The purpose of the meetings include, but are not limited to, contract discussions, progress reviews, project scoping, planning, design reviews, construction reviews, project status, and the general exchange of

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information concerning current and future activities. When specified in the TO, the Contractor shall participate in and/or facilitate on-site meetings. (CDRLs B008, B009, B010)

4.7.2 Public Meetings and Hearings

Present technical information and provide logistical support (e.g., facilities, audio-visual, handouts, report(s), recordings, verbatim transcripts, translations, slides, synopsis, etc.) for events and/or meetings in support of the government’s position. (CDRLs B008, B009, B010)

4.7.3 Conference Support

Develop conference programs, training sessions, and arrangements for government sponsored conferences in support of environmental and traditional programs. (CDRLs B008, B009, B010)

4.8 Regulatory/Professional Interface

Assist with verbal/written interaction with interested parties related to the project. Forums may include administrative proceedings, judicial proceedings, formal meetings, or informal meetings. Requirements include, but are not limited to, presentation materials, agendas, minutes, publications, news releases, public notices, and the maintenance of mailing list(s).

Assist in project technical review, analysis, and discussions to integrate comments from interested parties on programs and related data and studies. Develop options for responses and prepare report(s) to communicate government priorities to regulatory agencies and other interested parties.

Assist with the review and interpretation of new statutory and regulatory requirements and make recommendations for government facility planning and policy integration as it applies to the assigned project. (CDRLs A001, B008, B009, B010)

4.9 Notification Requirements

The Contractor is required to notify the Contracting Officer (CO) and COR of critical issues that may affect the contract performance and/or human health and the environment. The types of issues that require notification include, but are not limited to, health risks, spills, changes in critical personnel, and UXO. As an example, if UXOs were discovered during field activities, the Contractor would be required to immediately stop work, report the discovery to the base POC and COR, and implement the appropriate safety precautions. Commencement of field activities could not continue until clearance was received from the CO. On critical issues, verbal notification should be made immediately, followed by written notification as soon as practical. (CDRL A003)

4.10 Work Site Coordination

Coordinate work site activities to ensure the protection of human health and the environment; the prevention of damage to property, utilities, materials, supplies, and equipment; and the avoidance of work interruptions. Provide physical security to work area with security equipment and personnel as specified in each TO.

The Contractor must comply with Occupational Safety and Health Administration (OSHA) safety and health regulations and local safety office requirements. The Contractor is required to

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provide the CO copies of any OSHA report(s) submitted during the duration of the TO. (CDRL A001)

Specifically, coordinate work site activities with applicable existing base or area operations. Examples of the offices/departments that the Contractor shall coordinate activities which include, but are not limited to:

a)	Transportation	b)	Planning
c)	Police/Security	d)	Utilities
e)	Hazardous Materials Operations	f)	Permitting
g)	Fire	h)	Pass and Identification
i)	Safety	j)	Facility Management
k)	Base Civil Engineer	l)	Local Reuse Authority
m)	Public Works	n)	Field Operations
o)	Local and State Regulators	p)	Federal Regulators
q)	Off Site Emergency Facilities

5.     TASK ORDER PROJECT PLAN DEVELOPMENT SERVICES

Each TO may require project and/or site-specific planning documents and development requirements. Plans must comply with the specifications, procedures, and methodologies (such as approved Federal Facilities Agreements [FFAs]) in the site/project specific plan(s). Project plans may include any of the following as appropriate to individual TOs. The COR shall approve (in writing) any proposed modification to, or deviation from, any activity described in these documents, following approval by the CO.

5.1 Quality Program Plans (QPPs)

The QPP shall include the Work Plan (WP), the Health and Safety Plan (HSP) (as required by 29 Code of Federal Regulations (CFR) 1910.120), and the Environmental Sampling and Analysis Plan (SAP) as specified below. The SAP shall include the Quality Assurance Project Plan (QAPP), which is based on the AFCEE Model QAPP and the Field Sampling Plan (FSP), which is based on the AFCEE Model FSP, and the Construction Quality Plan (CQP). Project DQOs shall be fully described as required in individual TOs. This section shall be tailored to meet current customer and regulatory requirements in each TO.

5.1.1 Work Plans

The AFCEE Technical Services Quality Assurance Program shall be used as guidance for all phases of work specified in each TO. Prepare test plan(s), including cost estimates. Specific WPs to conduct site activities and analysis as part of future projects may also be specified. Restoration WPs to conduct project analysis and activities may require adherence to DQOs developed in conjunction with conceptual site model (CSM) and risk assessment protocols. (CDRLs A004, A005, A006, A007)

5.1.2 Health and Safety Plan

Prepare a HSP to comply with Air Force, OSHA, United States Environmental Protection Agency (USEPA), state, host nation, and local health and safety regulations regarding the proposed work effort. Utilize to the fullest extent possible existing related HSP, tailored specifically to the current effort. As applicable, use USEPA guidelines for designating the

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appropriate levels of protection needed at the study site(s). Maintain written certification that the approved HSP has been reviewed with all personnel that work at the project site prior to their mobilization. (CDRL A004)

5.1.3 Sampling and Analysis Plan

Prepare a SAP. The SAP shall consist of both a FSP and a QAPP. If a SAP already has been prepared for a specific base, each TO may require the preparation of project/site specific addenda to the plan(s). SAPs in the restoration program shall be prepared using the AFCEE QAPP, AFCEE Model FSP, AFCEE Technical Services Quality Assurance Program, and project DQOs as specified in each TO.
(CDRL A005)

5.1.4 Construction Quality Plan

Prepare a CQP as specified in the TO. (CDRL A006)

5.2 Design Work Plan

Develop a design WP. The design WP shall document the overall management and implementation strategy for design activities. Site-specific aspects of the proposed design WP shall be detailed, and any deviations from the existing or previous Remedial Investigation/Feasibility Study (RI/FS) or pre-design WP shall be highlighted. The design WP must be approved by the CO before proceeding to design. (CDRL A007)

6.     MANAGEMENT OF CHEMISTRY SERVICES

The Contractor shall be responsible for the quality of all required chemistry services performed. The Contractor shall ensure that all chemistry related tasks are conducted in accordance with the project specific SAP. The Contractor shall identify a Project Chemist as key personnel in the project SAP. The Project Chemist will act as a point of contact on all chemistry related issues and shall be responsible for ensuring that all DQOs are met.

6.1 Quality Assurance

The Contractor shall develop project specific DQOs designed to ensure data of adequate quality are collected to support project decisions. DQOs shall be developed in accordance with USEPA QA/G4, Guidance for the Data Quality Objective Process (most recent version) and documented in the project SAP.

All laboratory services shall be conducted in accordance with the AFCEE QAPP, or the approved project QAPP, unless written approval of a variance request is obtained from the AFCEE. Variance requests shall be submitted to the AFCEE in writing and should include adequate justification for the variance. Approved variance requests shall be included in the SAP. Samples shall not be submitted for analysis until the SAP is approved by AFCEE.

The Contractor shall ensure that all requirements specified in the project SAP are met. If not met, the Contractor may be required to re-accomplish sampling at the Contractor’s expense. The Contractor shall conduct audits, administer a performance evaluation sample program, verify and validate data, and perform corrective actions in accordance with the project SAP and

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the 4P A-E Guidance and Resource List. For all TOs requiring analytical work, the Contractor shall submit a Quarterly Lab Use Report. A sample is provided as attachment 1 in the 4P A-E Guidance and Resource List

6.2 Laboratory Selection

The Contractor shall select a laboratory with analytical capabilities sufficient for the methods specified in the SAP, and adequate throughput capacity to handle the project’s analytical workload during all field activities. The Contractor shall ensure that the selected laboratory meets all state and federal requirements including state certification where appropriate.

6.3 Analytical Data Management

The Contractor shall ensure that all hard copy and electronic data deliverables supplied by the laboratory are complete and adequate to support the quality and usability of the data. Raw data packages shall be submitted to the AFCEE upon request. Data packages shall include all information required to recreate the analysis, including correspondence with the laboratory regarding Quality Assurance and Quality Control (QA/QC) exceedances and documentation of corrective actions. (CDRL A001)

PART C – ENVIRONMENTAL SERVICES

The primary emphasis of this SOW is to perform environmental services.

For environmental services, all on-site workers (contractor and subcontractor) performing hazardous operations, including working with hazardous materials, must have completed the OSHA 1910.120 Hazardous Waste Operations and Emergency Response (HAZWOPER) training and/or other applicable training, plus annual refresher courses. Maintain documentation supporting training records and have the site specific HSP on site, available for workers and/or regulatory review.

Title I, Title II, and Other A-E services are anticipated for environmental, fuels, force protection, IT, and UXO projects.

a)	Environmental Services - Support environmental restoration, environmental conservation and planning, environmental quality, and related projects as identified in section 1 of this SOW.

b)	Fuel Facility Services - Tasks specified for fuel facilities under Part C include an environmental aspect. (Note: traditional design for fuel facility services shall be specified in Part D). Support on fuel facilities have unique characteristics and should comply with Military Handbook 1022a (current version), American Petroleum Institute (API) Standards and recommended policies, and AF Standard Designs. Services apply to new construction, upgrades, inspections, maintenance, or repair. Services for fuel facilities include, but are not limited to, off-loading facilities, tanks, loading facilities, hydrant fueling systems, pipelines, secondary containment, support facilities, office facilities, laboratories, access roads, vehicle service stations, enclosures, soil/groundwater treatment systems, cathodic protection and all related mechanical, electrical, controls, and security requirements.

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c)	Force Protection Services - Provide support on Department of Defense (DoD) and US Air Force (AF) force protection standards and guidance projects.

d)	IT Services - Provide support on environmental information management systems, databases, Computer Aided Design Drawings (CADD), Geographic Information Systems (GIS), Geobase Planning, and other IT applications.

e)	UXO Services - Provide support to evaluate, investigate, and plan for the remediation of UXO sites.

7.     TITLE I SERVICES FOR ENVIRONMENTAL PROJECTS

7.1 Design Overview

The government shall provide pertinent and available background information concerning the project. The major objective of a design project shall be the complete design of a practical and effective system(s).

Designs specified in Part C of this contract may include new construction, upgrades, maintenance, or repair. Designs shall comply with all environmental requirements as specified by any host country, the USEPA, or state environmental agency for the selected site. Designs may be required for projects including environmental issues, fuels, UXO, force protection, and IT. The complete design shall comprise the following.

7.1.1 Cost Estimates

As part of the design, develop a detailed cost estimate for construction and implementation of the project with detailed labor, material, subcontractor, and other costs. Develop life cycle cost estimates for planning and budgeting. These cost estimates shall detail, by fiscal year, the various development, construction, operation and maintenance (O&M), and LTM costs. (CDRL A008)

7.1.2 Design Plans & Specifications

Develop clear and comprehensive design plan(s) and specifications with a supporting Design Analysis or Basis of Design Report. Include critical information like the design basis, discussion of technical factors, design assumptions, detailed engineering drawings, equipment tables, material tables, permits required, submittal register(s), and appendices with data and calculations. (CDRLs A001, A008, A009, A010, A011)

7.1.3 Operation and Maintenance Plan

As part of the design effort, develop an O&M Plan to cover both implementation and long-term maintenance. The plan shall include documentation for the comprehensive system, not simply for each component. Include information like the start-up procedures, specifications, description of normal O&M, potential problems, contingencies, description of equipment, routine testing requirements, and other industry standard requirements. (CDRL A012)

7.1.4 Project Schedule

As part of the design effort, develop a project schedule for construction and implementation. (CDRLs B002, B003)

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7.2 Design Phases

The design shall be submitted for review by the government in one or more phases, as specified. Disposition of the comments shall be determined at the respective review meeting and the results shall be incorporated into the next required design phase submittal. The specific requirements for each design phase shall be specified in individual TOs. Examples of requirements that might be specified for a phase would include design plans, cost estimates, schedules, Basis of Design Reports, review comments with responses from prior work, design analyses, submittal registers, list of required permits, O&M requirements, calculations, and other similar requirements. In addition, examples of potential design phases and the approximate percentage of the design that would be completed in each phase follows. (CDRLs A001, A008, A009, A010, A011)

a)	Conceptual Design (5-10%)

b)	Preliminary Design (30%)

c)	Intermediate Design (60%)

d)	Draft Final Design (95%)

e)	Final Design (100%)

8.     TITLE II SERVICES FOR ENVIRONMENTAL PROJECTS

8.1 Construction Submittal Review

Review plan(s) and systematic QA procedures. Examples of plan(s) to be reviewed include, but are not limited to, cost estimates, design plans and specifications, operation and maintenance plans, project schedules, all documents associated with design phases, QAPP, QPP, HSP, and SAP as applicable to individual TOs. These plans should be reviewed against current guidance. Prepare and submit an evaluation of the project specific plan(s). (CDRL A001)

8.2 Design Update

Maintain and update the design documents during construction. This is required to incorporate any changes to the design made during the construction phase to correct design deficiencies, incorporate new technologies, or adapt to previously unknown conditions. (CDRLs A001, A008, A009, A010, A011)

8.3 Evaluation of Ongoing Actions

Perform on-site technical surveillance of field operations being performed by others, provide integrated management oversight and technical assessment of ongoing fieldwork, and assure conformance with the selected remedies and regulatory requirements. Provide an evaluation to ensure that remedies are performing as designed. (CDRL A001)

8.4 Field Oversight

Provide manpower, equipment, material, services, and transportation necessary for oversight services during the construction and operation of the project. Provide periodic progress reports summarizing the work efforts and any open items requiring AFCEE resolution. Meet and follow the site specific HSP. (CDRL B004)

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8.5 Inspections

Conduct routine, pre-final and final walk-through inspections of the project.

The pre-final inspection of the completed project shall involve the CO (or his/her designee), regulatory agencies, and other agencies with a jurisdictional interest. Document the pre-final inspection findings in a pre-final inspection report.

The pre-final inspection report shall be used as a checklist for focusing the final inspection on deficient construction items. Document the findings of the final inspection in a final inspection report according to the format specified at the pre-construction conference. The final inspection report shall certify that all items of the design have been implemented and that the project is complete and operational. The final inspection report shall include a record of as-built drawings and documentation (e.g., test results) verifying that performance standards have been met. (CDRLs A001, A013)

8.6 Submittal Register Review

Review construction submittals to ensure compliance with the Submittal Register prepared during design. Assist the COR by identifying discrepancies and recommending resolution. (CDRL A001)

8.7 Treatment, Storage, and Disposal Facility Audits

Evaluate the acceptability of potential treatment, storage, and disposal (TSD) facilities for compliance with all applicable local, state, and federal requirements. (CDRL A001)

9.     OTHER ENVIRONMENTAL A-E SERVICES

Provide all labor, materials, and services necessary to deliver, for government review and approval, those studies and services that support environmental programs and projects at locations of interest to the government. Multi-disciplinary technical capabilities may be required. The Contractor shall perform tasks, including but not limited to, the following general tasks related to the specific work areas cited in this section.

a)	General technical support

b)	Document reviews

c)	Technical evaluations of response to solicitations

d)	Permit applications, coordination, negotiation

e)	Emissions characterization

f)	Completion of inventories

g)	Identification of relevant regulations

h)	Compliance assessments and plans

i)	Development of policy and regulations, handbooks, tutorials and pamphlets

j)	Preparation of pollution prevention strategies

k)	Evaluations of records

l)	Evaluations of reporting processes

m)	Modeling using computer codes (e.g. MODFLOW, VLEACH)

n)	Preparation of implementation plans

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o)	Technology reviews

p)	Completion of cost and feasibility studies

q)	Risk management planning

r)	Training support

s)	Audit support

t)	Meeting support and/or facilitation

u)	Program management support

v)	Programming

w)	Safety evaluations

x)	Project and program level scoping studies

y)	Technical investigations and/or evaluations

z)	Value engineering services

aa)	Inspection and field oversight

bb)	Optimizing environmental systems

cc)	Annual report support

In the completion of these tasks, the Contractor shall comply with all federal, state, host nation, and local rules and regulations.

9.1 Air Quality

Perform technical activities and analyses in support of air quality requirements including emissions inventories, Clean Air Act (CAA) compliance assessments, permit preparation, evaluating pollution prevention strategies, air modeling, pollution control technology support, stack sampling and analysis, source reviews, conformity analysis and determinations. (CDRLs A001, A007)

9.2 Community Involvement (CI)

Support CI programs including support on meetings, media relations, risk communication, strategic planning, information repositories, government relation activities, advisory boards, outreach activities, fact sheets, posterboards, websites, training, and strategic planning. Prepare plan(s) including, but not limited to, the Community Relations Plan (CRP) in accordance with the Office of Solid Waste and Emergency Response (OSWER) Directive 9230.0-3B. (CDRLs A001, A014, B008, B009, B010)

9.3 Environmental Baseline Surveys (EBSs)

Review all available information and survey the condition of real property proposed by the Air Force to be acquired, transferred, leased, sold or otherwise conveyed and provide appropriate documentation. (CDRLs A001, A002)

9.3.1 Phase I Environmental Baseline Surveys

Review items such as historical records, reports, data, environmental surveys, inspection reports, regulatory agency reports, notices of violation or noncompliance, current or discontinued permits, titles, deeds, and other real property records, aerial photographs, and other documents to determine the potential for past/present contamination of real property. (CDRLs A001, A002)

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9.3.2 Phase II Environmental Baseline Surveys

Conduct a Phase II EBS as directed. Investigations involve surface, subsurface, and aquifer sampling to determine type, concentration, and extent of contamination. (CDRLs A001, A002)

9.3.3 Environmental Suitability Decision Documents

Prepare an Environmental Suitability Decision Document (ESDD) to assist with property transfer as directed in individual TOs. Includes a description of the environmental condition of property, category codes, recommendations on property use restrictions, certifications required to transfer property, required covenants, required warrants, photographs, figures, etc. (CDRLs A001, B005)

9.4 Environmental Impact Analysis Process

Support with activities such as the preparation of the Description of the Proposed Action and Alternatives (DOPAA), environmental assessments (EAs), environmental reviews (ERs) for overseas locations, environmental impact statements (EISs), findings of no significant impact (FONSIs), Records of Decision (RODs), mitigation plan(s), Socioeconomic Impact Analysis Study (SIAS), and other associated documents. Supplemental activities include support on data identification, collection (including site visits and interviews), development, and interpretation; sampling and analysis; human health risk and environmental impact evaluations and reports; expert testimony; and public meetings and hearings (including scoping meetings).

9.4.1 Description of Proposed Action and Alternatives

Prepare, review or complete DOPAAs. (CDRL A001)

9.4.2 Environmental Assessment and Findings of No Significant Impact

Prepare EAs and FONSIs for specific actions. Activities include obtaining and analyzing data to determine potential environmental impacts, preparing EAs/FONSIs, and coordinating efforts with the appropriate agencies. (CDRL A001)

9.4.3 Environmental Review

Prepare ERs for activities outside of the United States in accordance with applicable guidance. (CDRL A001)

9.4.4 Environmental Impact Statement and Records of Decision

Prepare EISs and RODs as specified. Tasks include: collection, development, and interpretation of data; analyzing environmental consequences; and meeting support. (CDRL A001)

9.4.5 Socioeconomic Impact Analysis Study (SIAS)

Prepare SIASs in conjunction with base disposal and reuse actions. Obtain and analyze data, provide national, regional, and local area analysis of socioeconomic factors. (CDRL A001)

9.5 Environmental Management

9.5.1 Assistance and Evaluation Teams

Conduct technical evaluations of environmental, facility management, infrastructure, and construction activities and assist in the development of plans to rectify deficiencies or areas of concern. For example, complete assessments of base compliance or restoration programs,

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optimization studies of systems, evaluations of base activities and infrastructure, and forensic engineering evaluations. (CDRLs A001, A007)

9.5.2 Environmental Compliance Assessment and Management Program

Perform activities and analyses including management of the local program, internal and external evaluations encompassing all applicable ECAMP or The Environmental Assessment Manual (TEAM) protocols, assessment of evaluation results, and correction of deficiencies at each designated installation or facility. (CDRL A001)

9.5.3 Environmental Information Materials

Prepare, revise and update environmental information materials in paper and electronic form, including World Wide Web publication. (CDRL A001)

9.5.4 Environmental Management Systems (EMS)

Perform activities and analyses including, but not limited to management of the local program, development of EMS program related guidance and perform internal and external evaluations of EMS programs encompassing all applicable EMS protocols, assessment of evaluation results, and correction of deficiencies at each designated installation or facility of interest. Develop implementation plans and strategies enabling installations and/or customers to adopt EMSs based on ISO 14000 or the Code of Environmental Management Principles (CEMP). (CDRLs A001, A007)

9.5.5 Environmental Mitigation Credits

Provide support for the purchase, exchange, and management of environmental abatement credits for different medias.

9.5.6 Environmental Education and Training

Support on environmental management, engineering, and science technology, including the development of training materials, curriculum, and testing methods to develop and maintain professional orientation and expertise. Analyze existing training programs, evaluate effectiveness, and recommend and implement strategies for improvement. (CDRLs A001, A007, B008, B009)

9.6 Environmental Planning

Develop, update, integrate, publish and present General Plan(s), Master Plan(s), Range Management Plans, comprehensive composite plans, area and base development plan(s) (ADP/BDP), facility use survey (FUS), space utilization plan(s) (SPACE-UP), and other plans as specified in each TO. (CDRLs A001, A002, A007)

9.6.1 Air Traffic and Airspace Analysis

Obtain, analyze, and summarize available airspace planning data to determine the effect of proposals on current and projected air traffic and air space utilization, includes the feasibility of proposals to use installation(s), range, and low-level-route related airspace for stand alone and joint-use commercial or general aviation activities. (CDRLs A001, A007)

Attachment 1

9.6.2 Airfield and Airspace Obstruction Analysis

Conduct inventory of objects within or in close proximity to airfield setback zones and imaginary airfield/airspace obstruction control surfaces. (CDRL A001)

9.6.3 Base Capacity Analysis, Studies, and Reports

Prepare analysis of base carrying capacity to support facility use requirements, including airfield/parking-ramp capacity studies; facility utilization assessments and study report(s); utility infrastructure; explosive safety quantity distance criteria; base environmental condition report(s); environmentally sensitive site analysis; report(s) on the presence of endangered species and their habitats; and report on natural and cultural resource survey(s) and supporting impact mitigation(s). Prepare incremental and summary analysis for Base Realignment and Closure (BRAC) activities. (CDRLs A001, A002, A007)

9.6.4 Comprehensive Planning Program

Review documentation to establish a systematic framework of decision making with regard to the development of an investment strategy for the physical, real property assets of the government and related environmental programs. Prepare Base Comprehensive Plans (BCPs) as specified. (CDRLs A001, A007)

9.6.5 Land Use Planning and Analysis

Analyze land use data to determine the effect of proposals on existing and proposed land use plan(s); analyze land use documents and plan(s) to determine current and future land use on/near installations and facilities; analyze plan(s) and studies of future land use proposals; determine the effect of proposals on installations, local, and regional land use requirements; identify and recommend planning measures necessary to overcome problems identified; revise/update land use plan(s) in support of the BCP for installations and ranges. All ROD documentation for current and anticipated land use shall be consistent with the Air Force policy and guidance. (CDRLs A001, A007)

9.6.6 Permits and Site Access Agreements

Support the identification and procurement of permits and/or access (including off-base easements and leases) agreements to implement a site-specific project. (CDRLs A001, A015)

9.6.7 Project Environmental and Land Use Plans

Provide support on project environmental, siting, and design considerations in support of decisions on mission realignments; base/mission modifications, explosive safety site approvals, additions and closures; airspace designators, routes and ranges; and other mission support activities required by AF, allied service, and host/supporting nations. (CDRLs A001, A007)

9.6.8 Sustainability Planning and Program Management

Utilize a multidisciplinary team of planners, environmental specialists, designers and construction specialists to develop a Sustainable Area Development Plan (SADP) for existing and new missions on AF installations and other locations of interest to the government as required in the TO. (CDRLs A001, A007)

9.6.9 Transportation Planning and Analysis

Support the analysis and development of transportation systems that improve material supply efficiencies and that reduce the cost of base transportation requirements. Obtain data or utilize

Attachment 1

existing data to determine the effects of proposed projects, mission changes and/or reuse of installations and/or facilities on local and regional traffic systems. (CDRLs A001, A007)

9.7 Environmental Restoration

9.7.1 Preliminary Assessments (PA) and Site Inspections (SI) or RCRA Facility Assessment (RFA)

Conduct PA/SI or RFA to define the project setting at a specified location. Identify, document, report preliminary assessment of the site condition, restraints, local environmental conditions and contamination, and potential mechanisms for contamination migration. (CDRL A001)

9.7.1.1 Preliminary Assessment or RCRA Facility Assessments

Conduct a literature search to define the installation or facility project setting and to identify potential project conditions, site(s), and resources to include the possibility of encountering Resource Conservation and Recovery Act (RCRA)-listed wastes or UXO. The purpose of this effort is to develop a CSM for each location, present summary hypotheses regarding the local conditions, potential project alternatives, and their potential impact on sensitive site conditions. (CDRL A001)

9.7.1.2 Site Inspections or RCRA Facility Assessment

Visit the installation or facility to ensure a complete understanding of site conditions with COR concurrence. Visit and inspect site(s) identified in the PA or RFA Report. The SI Report shall include the results of investigations and recommendations for additional work or no further action (NFA). (CDRL A001)

9.7.2 Remedial Investigation or RCRA Facility Investigation (RFI)

Conduct an RI or a RFI as specified. (CDRL A001)

9.7.2.1 Remedial Investigation or RCRA Facility Investigation

Prepare RI/RFI Report(s) that characterize environmental conditions, define the nature and extent of contamination, and quantitatively estimate the risk to human health and the environment at various site(s) through the collection of geologic, geophysical, hydrogeological, ecological, chemical, physical and hydrologic data, as well as appropriate environmental samples. (CDRL A001)

9.7.2.2 Project Baseline Risk Assessment

Evaluate the project risk to the public’s health and to the environment for each site using validated data supported by acceptable QA/QC results, the site’s conceptual model, and the Chemical and Site Specific Risk Analysis (CSSRA). (CDRL A001)

9.7.2.3 Conceptual Site Model

Develop or refine the CSM for each site using validated data (preferably) or unvalidated data of sufficient quality to the CO supported by acceptable QA/QC results and site characterization information. The primary purpose of the CSM is to aid in identifying exposure pathways by which populations may be exposed to contaminants. (CDRL A001)

Attachment 1

9.7.3 Feasibility Study / Corrective Measures Study (FS/CMS)

Complete FS/CMS utilizing information from the RI/ RFI and the baseline risk assessment. In the FS/CMS, develop and evaluate remedial action alternatives for each site where identified risks to human health and/or the environment exceed acceptable levels negotiated by the government and regulatory agencies. (CDRL A001)

9.7.3.1 Alternatives Development

Establish project objectives and goals for promoting human and environmental balance. These objectives and goals shall be determined based on identified applicable or relevant and appropriate requirements (ARARs). Identify general project actions, applicable technologies, and combine project/mission/installation technologies that formulate distinct project development alternatives. Identify alternatives that eliminate, control, and reduce project risk. (CDRL A001)

9.7.3.2 Alternatives Analysis

Conduct a detailed analysis of each alternative selected and identified in the Initial Screening of Alternatives (ISA) report. (CDRL A001)

9.7.4 Informal Technical Information Reports (ITIR)

Support with the development of ITIRs to include Analytical Data Reports, Accelerated Remediation Project Definition, and Site Characterization Summaries. (CDRL A001)

9.7.4.1 Analytical Data Report

Provide an Analytical Data Report that includes, but is not limited to, the project requirements, identification of the QAPP used, analytical results, QC results, cross-reference tables, chain of custody documents, verification/validation reports, usability report, the case narrative(s), approved variances, project communication and raw data as specified in each TO. The QC data shall be submitted on the AFCEE QAPP or equivalent forms as specified in each TO. (CDRL A001)

9.7.4.2 Accelerated Remediation Project Definition ITIR

For those site(s) identified during this effort as candidates for accelerated remediation, prepare a Project Definition ITIR. (CDRL A001)

9.7.4.3 Site Characterization Summary - (SCS-ITIR)

Prepare Site Characterization Summary ITIRs to serve as core documents for the RI report(s). (CDRL A001)

9.7.5 Proposed Plans (PPs), Records of Decisions, Decision Documents (DDs), and No Further Response Action Plans (NFRAPs)

Prepare the PP(s), DD(s), NFRAP(s) and ROD(s) using the format in OSWER 9355.3-02, and latest AF guidance for NFRAP preparation. The PP shall be prepared utilizing a format approved by the COR. Once the PP is distributed to the public and comments are obtained, prepare a responsiveness summary report. The DD shall contain the responsiveness summary report. (CDRLs A001, A007)

Attachment 1

9.7.6 Engineering Evaluation/Cost Analysis (EE/CA)

Prepare the EE/CA as part of Action Memorandum Decision Documents. The EE/CA shall evaluate possible alternative technologies for removal actions for remediation of an immediate or long-term threat at a Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) site. An EE/CA is required by the National Oil and Hazardous Substances Pollution Contingency Plan (NCP) for any removal action which is determined to be non-time critical. (CDRL A001)

9.7.7 Remedial Process Optimization (RPO)

Perform all studies to monitor and evaluate the remedial process to plan, design and implement RPO to ensure the effectiveness and efficiency of the remedial process through feedback of information into the decision process. (CDRLs A001, A007)

a)	Remedial Process Evaluation - Develop 5-year reviews of remedial action RODs and demonstrations of remedial actions operating properly and successfully.

b)	RPO Scoping Visit - Conduct base-wide assessments to identify opportunities to implement the RPO strategies.

c)	Evaluation of Remedial Systems and Environmental Equipment - Conduct independent evaluation of remedial systems to determine their effectiveness.

d)	Monitoring Optimization - Evaluate monitoring programs and plan/design optimization of environmental monitoring programs in accordance with the AFCEE LTM guidance and site- and project-specific DQOs. Perform temporal and spatial analysis of monitoring data using statistical and geostatistical software.

9.7.8 Treatability Studies, Pilot Tests, Bench Scale Tests, IRAs

Conduct treatability studies, pilot tests, and/or bench-scale tests to determine optimum methods of contaminant delineation, removal of contaminants, and the degree of treatment anticipated using various processes. IRAs may be required on a limited basis. Perform IRAs as required to reduce or eliminate an immediate threat to human health or the environment. (CDRL A001)

9.7.9 Management Action Plans (MAPs)

Perform comprehensive development, analysis, and planning in support of installation, customer, and major command programs and plan(s) for all environmental programs including pollution prevention, compliance, planning and restoration. Complete MAPs to incorporate all projects in a program, perform timeline and program forecast development, and establish tools to track the progress of base level environmental programs. (CDRLs A001, A007)

9.7.10 Peer Review

Prepare peer review package(s). Include information to support the project requirement, technology selected, costs, funding timeline, and other project data to support the work identified. (CDRL A001)

9.7.11 Warranty of Installed Equipment and Systems

Assist the government in resolving warranty issues. Review installed equipment and prepare databases of equipment/systems with information such as scheduled maintenance, vendor sources, warranty expiration dates. (CDRL A001)

Attachment 1

9.8 Force Protection

Perform services in support of activities to comply with DoD and USAF force protection standards and guidance. These activities include threat analysis and contingency planning, vulnerability assessment support, design, security enhancements for force and asset protection, and other contingency requirements. (CDRLs A001, A007)

9.9 Fuel Facilities

Provide support of DLA, fuel facilities, and other facilities of interest to the government. Specific services include, but are not limited to, pipeline safety studies, optimization of systems at fuel facilities, and pollution prevention activities for DLA fuel facilities. Other services include program management, environmental compliance, scoping studies, investigations, evaluations, value engineering services, and inspections. Provide program level assistance in the development of DLA Petroleum, Oil, and Lubricants (POL) Facilities. The Contractor shall complete work order requests as specified. (CDRLs A001, A007)

9.10 Hazardous Material and Hazardous Waste Management

Support the Hazardous Material and Hazardous Waste Management program related to integrated solid waste, pesticides, polychlorinated biphenyls (PCBs), asbestos, radon and related products, investigative derived waste, lead-based paint, lead, and other similar hazardous materials and wastes. Provide support including, but not limited to, analyses, regulatory reviews, regulatory interface assistance, permit assistance, licensing assistance, recycling, surveys, education, training, material control, material tracking, identification, inventories, plan preparation, emergency preparedness studies, form preparation, compliance auditing, reduction assessments, report preparation, certifications, testing, record searches, documentation of actions, inspections, abatement planning, and other related activities. (CDRLs A001, A007, A015)

9.11 Information Technology

Provide support on environmental information management systems, databases, CADD, GIS, Geobase Planning, and other IT applications. This support may include the development of software. All new developments in applications, code, documentation, and diagrams shall become the sole property of the AF. (CDRLs A001, A007, B011, B012)

9.11.1 CADD and GIS Development, Performance, and Recording

Provide technical support to installations, Major Commands, Operating Locations, and other sites of interest to the government for environmental management CADD and GIS systems. Analyze systems, recommend improvement strategies, update systems, perform second party data reviews and reports. (CDRLs A001, B011, B012)

9.11.2 Database and System Development, Performance, and Recording

Provide information management expertise to the AF for environmental information management systems itemized in the TO. As specified, address all aspects of information management including acquisition, storage, use, transfer, and reporting of data. (CDRL A001)

Attachment 1

9.11.3 Environmental Information Management Systems

Support on environmental information management systems including the review of existing AF/DoD-owned systems for possible re-use recommending strategies for improvement. (CDRL A001)

9.11.4 Geobase

Plan and execute an evaluation of the status of geospatial information and technology development, and develop recommendations for organizational adoption and implementation in accordance with the GeoBase Foundations adopted by the Civil Engineer Automation Steering Group. Support the Air Force adoption of a corporate geospatial information model known as GeoBase as a basis for sharing geo-referenced mission knowledge. Utilize software applications, including but not limited to, Autocad and Integraph.(CDRLs A001, A007)

9.12 Low Level Radionuclides

Support on background determinations, in-situ sampling, and sampling of excavated materials in accordance with established regulations and federal standards for radionuclide cleanup, such as the Multi-Agency Radiation Survey and Site Investigation Manual (MARSSIM) and the MARSSIM Laboratory Manual. Submit a report of findings outlining the site conditions, selected methods of remediation, and associated costs. (CDRL A001)

9.13 Monitoring and Operations

Provide monitoring and operations services including the continuous and/or discrete measuring, sampling and analysis of groundwater, surface water, influent/effluent, air emissions, operational noise, soils, hazardous waste, hazardous materials, and other environmental media as specified in each TO. May include development through implementation of site-specific LTM plan(s) including negotiations with administrators/regulators and adherence to project DQOs. (CDRLs A001, A007)

9.13.1 Long-term Monitoring, Long-term Operations (LTO), and Remedial Action Operations

Support LTM programs in accordance with AFCEE LTM and RPO Guidance as well as program specific DQOs. Assess data, propose updates, assist in negotiations, establish/implement LTO plans, operate systems, implement tests, and develop O&M manuals and standard operating procedures. (CDRLs A001, A007)

9.13.2 Monitoring Well Installation, Upgrades, Treatments, Testing, Repairs, and Abandonment

Install monitoring wells, upgrade existing wells, and perform well rehabilitation. Test, repair, and properly close and abandon existing wells as required by each TO. (CDRLs A001, A007)

9.14 Natural and Cultural Resources

Review, revise, amend, or prepare the report(s) and plan(s) for the resource areas described below. Identify and follow the provisions of all applicable laws and regulations. (CDRLs A001, A007)

Attachment 1

9.14.1 Cultural Resources

Obtain and review data, documents, and records relative to the preparation of cultural resource report(s) and management plan(s) covering archaeological (prehistoric), historical, ethnographic, traditional, and paleontology resources on or immediately beyond the boundaries of the facility that might be affected by facility activities. Conduct investigations, field surveys, historical surveys, interviews, and other research to prepare plans to protect these cultural resources. Evaluate applicable resource data against criteria for eligibility for listing on the National Register. Prepare nominations for the National Register. Related to historical resources, prepare Historic American Building Survey/Historic American Engineering Record (HABS/HAER). (CDRLs A001, A002, A007)

9.14.1.1 Natural Resource Damage Assessment (NRDA)

Collect, compile, analyze, report data using the prescribed methodologies presented in the Department of Interior NRDA Regulations (43 CFR Part 11 or 15 CFR Part 900), with the purpose of supporting NRDA activities or otherwise calculating monetary damages (monetary value of restoration) for injuries (harm, adverse impacts, loss) to natural resources. Develop plans to mitigate or compensate for natural resource damages. (CDRLs A001, A007)

9.14.2 Integrated Natural Resource Management Plan (INRMP)

Review data, documents, and records relative to the preparation of natural resource report(s), survey(s), and INRMPs with associated component plans. Cover topics such as threatened and endangered species, waters of the United States (WofUS) and other waters of interest to the government, watershed protection, wetlands, floodplains, fish and wildlife resources, forestry and agricultural resources, land management and ecosystem management, grounds maintenance, and coastal zone and marine resources. (CDRLs A001, A002, A007)

9.14.2.1 Aquatic Resources (WofUS, Wetlands, Watersheds, and Floodplains)

Review existing data and contact appropriate state and federal agency for information on aquatic resources, as needed. Apply the US Army Corps of Engineer’s (COE’s) 1987 Wetland Delineation Manual criteria and contact COE to determine jurisdiction. (CDRLs A001, A007)

9.14.2.2 Bird Air Strike Hazard (BASH)

Provide BASH services including assessments and plans; hazard risk modeling; bird/wildlife management plans and training; radar-based bird-based hazard advisories and surveys; remote sensing of bird and wildlife movements; airfield bird/wildlife surveys; low-level airspace hazard assessments; and bird harassment and/or control services. (CDRLs A001, A002, A007)

9.14.2.3 Coastal Zone Management

Review existing data and contact applicable agencies for requirements within the coastal zone. Determine land use constraints for the installation or facility and prepare the Coastal Zone Consistency Determinations for activities within the coastal zone for compliance with the local Coastal Zone Management Plan. Determine impacts to marine organisms as they pertain to a proposed project/survey and develop management guidelines for protecting the marine resources. (CDRLs A001, A007)

Attachment 1

9.14.2.4 Threatened and Endangered Species/Species of Special Concern

Review existing data and contact appropriate agencies and sources for information on species and habitats of importance. Perform surveys concerning listed species, develop management plans to ensure protection of the species and their habitat. Prepare biological assessments. (CDRLs A001, A002, A007)

9.15 Noise Management

Support with noise management services including noise management and noise and vibration studies. Prepare weapon system noise analysis for environmental studies. Collect, record, and encode aircraft operational data, develop noise contours, and prepare Air Installation Compatible Use Zone (AICUZ) report(s) at selected installations/facilities/site(s). Collect and analyze acoustic and/or vibration data from the survey site(s). (CDRLs A001, A007)

9.16 Compliance Assurance and Pollution Prevention (CAPP)

9.16.1 Compliance

Provide services to support the analysis, design, construction, operations, and maintenance of facilities, equipment, material, and processes related to ensuring compliance with environmental regulations. (CDRL A001)

9.16.2 Integration of Compliance Assurance, Pollution Prevention (P2), and Environmental Management Systems

Provide technical activities, analyses, and plan development in support of the CAPP program. Support the integration of P2 and environmental compliance programs to installations, facilities, major commands, and headquarters as specified. Develop programming guidance and analyze and recommend improvement strategies for CAPP programs. (CDRLs A001, A007)

9.16.2.1 Compliance Assurance and Pollution Prevention

Perform services necessary to implement, update and support the CAPP program. Conduct compliance site inventories and develop/support database tracking of these inventories. Assist in the relative ranking and prioritization of compliance site(s) by performing Operational Risk Management (ORM) and cost analysis to determine compliance burden. (CDRL A001)

9.16.2.2 Compliance Through Pollution Prevention (CTP2)

Reduce or eliminate the compliance burden through P2 solutions and alternatives by addressing compliance site(s) and/or the processes. Examples of tasks include: performance of cost and feasibility analysis to recommend solutions, assistance in development of technical planning through programming, and submittal of reports. (CDRLs A001, A007)

9.16.3 Pollution Prevention

Provide services to support the analysis, design, construction, operations, and maintenance of facilities, equipment, material, and processes to implement the P2 program. (CDRLs A001, A007)

9.16.4 Sustainable Infrastructure and Operations

Identify, evaluate, design, and prototype processes, equipment, and facilities which reduce hazardous material use, minimize the generation of hazardous wastes, minimize or eliminate the

Attachment 1

use of materials, or improve environmental quality. Recommend ways to make projects more environmentally sustainable. Apply the Leadership in Energy and Environmental Design (LEEDTM) rating system criteria to facility construction and renovation projects. Review operations and recommend sustainable alternatives. (CDRLs A001, A007)

9.16.5 Resource Conservation

Conduct surveys, pilot studies, and assessments leading to cost effective energy and water conservation and assistance in meeting mandated deadlines in implementing energy and water use minimization programs. (CDRLs A001, A002, A007)

9.16.6 Treatability Studies for Compliance Programs

Conduct treatability studies to determine optimum methods of contaminant delineation, removal of contaminants, and the degree of treatment anticipated using various processes. (CDRL A001)

9.17 Professional Planning and Programming

Services to be performed include support to establish or sustain environmental programs including documentation to support funding and execution. Review the installation or facility mission and supporting facility development requirements to establish program or project requirements. Develop a short-term and long-range plan of action to achieve compliance with the proposed mission, including regulatory requirements to satisfy initiatives necessary to acquire the authority and/or resources to accomplish the mission’s planned work. (CDRLs A001, A007)

9.17.1 Planning Actions

Review available documentation and develop criteria to prioritize requirements, analyze projected environmental projects, provide execution options (funding release dates, obligation schedules and Notice to Proceed milestones), and accomplish other similar recommendations. (CDRLs A001, A007, B002, B003)

9.17.2 Program Management Integration

Develop, present, and publish the installation and headquarters/command level planning, programming and budgeting submissions in support of the military’s force structure, associated installation programs, and related projects. Assist with the development of a master schedule to execute AFCEE support programs. (CDRLs A001, A007, B002, B003)

9.17.3 Programming Actions

Prepare and submit all documentation necessary to acquire the authority and resources to accomplish the work. (CDRL A001)

9.17.4 Statements Of Work

Provide the SOW, cost estimate, and assumptions to the COR. Provide recommendations through the COR to the headquarters of the facility, installation, or customer. Include installation staff and/or regulatory representative comments in the final execution package with the cost estimate and schedule. Provide modifications as required after award of the TO. (CDRLs A001, A008, B002)

Attachment 1

9.17.5 Tracking of Performance Metrics and Quality Performance Indicators

Measure the performance of installations, facilities and major commands in their accomplishment of environmental program goals. Assist in the development of performance metrics, tracking of data, development of report(s), and recommendation for improvements. (CDRL A001)

9.18 Record Keeping and Reporting

Support with information repositories and administrative records. Provide an information repository of documents applicable to the accomplishment of the TOs and maintain a database of pending deliverables, the corresponding CDRLs, and an on-line inventory of data management processes to ensure compliance with applicable regulations and AFCEE requirements. Prepare, compile, and maintain an administrative record containing pertinent information regarding project decisions. (CDRL A001)

9.19 Risk Assessments

Support with the development of Human Health Risk Assessments (HHRA) and Ecological Risk Assessments (ERA).

9.19.1 Human Health Risk Assessment

Complete HHRA as specified and submit Risk Screening Analyses (RSAs) and/or Full Risk Assessments (FRAs). Perform Risk Evaluation Preliminary Remediation Goals and submit a Risk Evaluation of Remedial Alternatives in conformance with regulatory guidance. (CDRL A001)

9.19.2 Ecological Risk Assessment

Complete ERA as specified. Review data and make recommendations for an initial or scoping ERA to document actual/potential effects of contaminants on protected wildlife species, habitats, or environments. Define the extent of contamination, evaluate the ecological effects of remedial alternatives, and develop the remediation criteria to conform to guidance following the three tiers in logical order. (CDRLs A001, A002)

9.20 Storage Tank Management

9.20.1 Petroleum, Oils, and Lubricants and Other Storage Tank(s) Management

Perform technical activities and analyses in support of the management of POL and other storage tanks as specified. (CDRLs A001, A007)

9.21 Technology (Demonstration) Evaluation

Evaluate cost, performance, and applicability of methods (field/lab) and technologies for projects and provide alternative approaches and technologies considering cost, schedule, human health, the environment, public acceptance, and technical risk.

9.21.1 Commercial and Emerging Technologies

Evaluate commercially available, emerging technologies, and other project enhancement technologies. Survey and analyze cost and performance data on new and/or innovative project

Attachment 1

approaches that concern the adoption of these designs. Audit the performance of new technologies used in related efforts. (CDRL A001)

9.21.2 Initial Methodologies

Develop initial methodologies and follow-on execution programs for on-site auditing of industry laboratory and field operations, post-installation or post-remediation monitoring, site closure plan(s), and life cycle cost analysis of compliance, pollution prevention and remediation technologies. Analyze experimental designs and provide recommendations concerning adoption of these designs. Audit the performance of new technologies. (CDRLs A001, A007)

9.22 UXO

Perform technical activities and analyses in support of requirements related to UXO sites. Evaluate UXO sites and provide planning support for site remediation. (CDRLs A001, A007)

9.23 Water Quality

Perform technical activities and analyses in support of requirements to bring facility(ies) in compliance with drinking water and wastewater statutes, rules, and regulations.

9.23.1 Drinking Water

Conduct projects at facilities to bring the facility in compliance with drinking water statutes, rules, and regulations. (CDRLs A001, A007)

9.23.2 Wastewater

Conduct projects at facilities to bring the facility in compliance with wastewater and stormwater statutes, rules, and regulations. (CDRLs A001, A007)

PART D – TRADITIONAL SERVICES

Although the primary emphasis of this SOW is to perform environmental design services, more traditional project activities are also included in the scope of the project. It is anticipated that Title I, Title II, and Other A-E services are required for projects related to design and construction, fuels, force protection, IT, and UXO as follows:

a)	Design and Construction Services - Assist in various activities related to Design and Construction on facilities of interest to the government. These services include production of designs, plans, drawings, design analyses, cost estimates, and specifications required to execute a site-specific construction project. SOW version A for the full and open awards includes support on MFH and MILCON as well as other facilities of interest to the government.

b)	Fuel Facility and Other Facilities Services - Support Fuel Facility requirements including new construction, upgrades, inspections, maintenance, or repair to meet operational, environmental, or safety requirements. In addition to fuel facilities, the scope may include other facilities of interest to the government. Support facility requirements including, but not limited to, off-loading facilities, tanks and loading facilities, hydrant fueling systems, pipelines, secondary containment, support facilities, and all related mechanical, electrical, controls, and security requirements. This section applies to the support of fuel facility work that lacks an environmental component.

Attachment 1

c)	Force Protection Services - Provide support on DoD and USAF force protection standards and guidance projects.

d)	IT Services - Provide support on information management systems, databases, CADD, GIS, Geobase Planning, and other IT applications.

e)	UXO Services - Provide support to evaluate, investigate, and plan for the remediation of UXO sites.

10.     TITLE I TRADITIONAL SERVICES

This SOW includes the preparation of designs for design and construction, fuels, force protection, IT, UXO, and other facilities of interest to the government. Specifically, provide Title I services for the project and mission areas identified in section 1 and Part D of this SOW.

10.1 Pre-Design Planning Support

10.1.1 Findings and Recommendations (F&R) Report

Complete Findings and Recommendations (F&R) Report to gather justification and assimilate criteria for a proposed design project or to support future planning services and submit the F&R Report to the CO. The F&R Report shall consist of at least two parts, as follows.

a)	Findings – Provide the findings and results of interviews, governing codes and regulations, parametric cost estimates, and requirements. (CDRL A001)

b)	Recommendations – Provide all recommendations concerning the design or other services work, including the design scope and cost limitations. (CDRL A001)

10.1.2 Other Required Documents

Prepare and submit AF Form 332 (Work Request) and DD Form 1391 (Programming Documents) as required to justify and program the project. Include with the F&R Report if required.

10.2 Design Requirements and Phases

Provide design services including, but not limited to, designs, specifications, conceptual plans, renderings, construction estimates, bid support, and submittal support. Utilize professional design practices. For example, write specifications without words such as “match existing” or similar phrases that cannot be bid without further information and which cannot be enforced.

10.2.1 Conceptual Design Phase

Provide a minimum of three conceptual alternatives for facility additions, alterations, new facilities and systems, Comprehensive Interior Design (CID) and Structural Interior Design (SID), and similar projects that will affect exterior or interior appearances. Include options in finish materials, decor scheme, color, texture, and other project details. (CDRLs A001, A008, A009, A010, A011)

10.2.2 Preliminary Documents Submittal

As specified, provide a Preliminary Documents submittal. Include, as a minimum, drawings and written data sufficient to fix and describe the size, character, auxiliary systems, and other

Attachment 1

essentials necessary to explain the design. Describe materials or products proposed for major elements by manufacturer or type of product. (CDRLs A001, A008, A009, A010, A011)

10.2.3 As-Built Drawings

Research record drawing files for information and data required for a design. (CDRL A013)

10.2.4 Intermediate Design (50%)

Submit an intermediate design package. The intermediate design requirements shall be specified in the TO. (CDRLs A001, A008, A009, A010, A011)

10.2.5 Advanced Final Design (95%)

Submit the advanced final design package. The advanced final design requirements shall be specified in the TO. (CDRLs A001, A008, A009, A010, A011)

10.2.6 Final Design Submittal (100%)

Submit final documents. Incorporate any corrections to the Advanced Final Design submittal. Ensure final drawings, documents, or required product(s) have all required coordination signatures, except those within the Civil Engineer’s organization. (CDRLs A001, A008, A009, A010, A011)

10.2.7 Constructability Review Certification

Submit a draft of the Constructability Review Certificate provided as attachment 2 to the 4P A-E Guidance and Resource List. The certificate shall be signed by the contractor’s Project Manager and by all technical consultants used for review of this project and provided with the Final Construction Document Submittal. For services that are not designs, this submittal shall include all the elements and products that are required to complete the TO. This submittal, also referred to as the “unchecked final submittal”, shall be complete with the exception of required coordination signatures.

10.2.8 Finishes and Finish Schedules

Specifications shall include the complete finishes and finish schedules. Wall, cabinet, counter tops, floor finishes, and other finish items must include complete color selections and materials in the specifications. (CDRL A001)

10.2.9 Color Renderings

Provide a professionally produced and framed color rendering of the proposed project design in the Final Document Submittal. Standards for rendering as specified in each TO. (CDRL A001)

10.3 Design Guidance and General Requirements

10.3.1 Use of “Or Equal” Clauses

Products or materials may be specified by describing the item to set an acceptable standard, or by specifying by brand or manufacturer’s name, followed by the phrase “or equal.” When using the “or equal” phrase, more than one acceptable brand or manufacturer’s name shall be identified and the specifications shall state, “Product brand is for informational purposes only and shall not be construed as the only product available.” Provide the documentation upon which the design was based with the design analysis. (CDRL A001)

Attachment 1

10.3.2 Applicable Publications

Include in the specifications only those referenced publications that are necessary to establish a biddable standard. All references must be available for review in the Contractor’s office.

10.3.3 Changes During Design

Any proposed changes to the project that alter the project design, the environmental impact of the project, or other similar parameters must be identified and all construction permit documentation corrected to reflect the new conditions. (CDRL A001)

10.4 Preparation of Project Cost Profile

10.4.1 Construction Cost Limitations (CCL)

Design projects within the construction cost limit as specified in the TO.

10.4.2 Cost Estimates

Prepare cost estimates on the AF Form 3052, Construction Cost Estimate, or other form as identified. For design work, submit the cost estimate on AF Forms 1178, 1178a, and 1178b, Project Cost Estimate (PCE) Work Sheets. Include with the F&R Report.

10.4.3 Preliminary Cost Estimate Submittal

Provide a PCE using the standard UNIFORMAT Subsystems format.

10.4.4 Successive Design Submittals and PCEs

Provide updated cost estimates with the appropriate level of detail as required by that particular submittal. Reviews of design submittals may result in significant impacts to the PCE. When this occurs, submit a revised PCE and price validation within 14 days of the receipt of those comments or the review conference, whichever occurs first.

10.4.5 Final PCE

Provide a Final PCE, with labor and material breakout, on AF Form 3052, Construction Cost Estimate. Lump sum estimates must be limited to only minor items. Separate costs into those for new work and repair and maintenance/upgrade work.

10.5 Project Support – Pre-Bid Through Construction

10.5.1 Preparation of Bid Schedule

Provide a bid schedule for each design project. Coordinate the bid schedule with the CO and include a complete list of bid items and instructions for bidding and award. (CDRL A001)

10.5.2 Pre-Bid Opening

Provide clarifications to questions regarding the construction documents within 3 business days to the CO. (CDRL A001)

10.5.3 Bid-Opening

Provide recommendations, and correct/adjust the project design, to include drawings, specifications, design analysis, and cost estimates, if the responsive low bid Current Working Estimate (CWE) overruns or under-runs the design CWE by 10% or more or $10,000, whichever is greater. If the low bid CWE is within this “window,” the Contractor shall not be

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obligated to perform additional design efforts without additional compensation. (CDRLs A001, A008, A009, A010, A011)

10.5.4 Construction Support

Provide responses to job site concerns and prepare addenda, change orders and related cost estimates during construction provided these concerns, addenda, change orders, and estimates address design errors, omissions, and deficiencies within the TO scope of work at Final Documents submission. Administer the bidding of construction and provide construction inspection support only when specified in the TO. (CDRLs A001, A008)

10.6 Project Criteria

Refer to the 4P A-E Guidance and Resource List for the project criteria to be followed.

10.7 Submittal Requirements

The Air Force will review all submittals. In addition to the submittals specifically mentioned, TOs may identify additional submittals with a description of the requirements.

11.     TITLE II TRADITIONAL SERVICES

Provide Title II services for projects related to design and construction, fuels, force protection, IT, and UXO. Provide services related to specific projects and missions including those identified in section 1 and Part D of this SOW.

11.1 Title II Support Services

Provide conventional Title II services including, but not limited to, meeting and conference assistance, project file maintenance and reporting, schedule evaluations, contractor performance monitoring, management and inspections services, job site evaluations, contractor payment reviews, submittal reviews, contract modifications assistance, claims support, as-built drawings assistance, shop drawing reviews, replies to requests for information, labor standard evaluations, and construction documentation. (CDRLs A001, B008, B009, B010)

11.2 Title II Support Services for Fuel Facilities

Title II services may be obtained to support the maintenance, repair, and/or construction of DLA or other facilities of interest to the government designed by others. Title II services for projects designed under this contract will be procured within 730 calendar days after the 100% design is accepted by the government. (CDRLs A001, B008, B009, B010)

12.     OTHER TRADITIONAL A-E SERVICES

Provide advanced planning services such as installation and facility programming and planning of MFH and other facilities of interest to the government. Services and studies include, but are not limited to, Housing Community Profiles (HCP) and sub-area development plans. Development plans shall include cost estimates required for execution, feasibility studies required for alternative program recommendations, and economic studies associated with programs recommended by the HCP and the AF. These studies may include pro forma, other

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economic analyses for projects considered for privatization, HMA, and updates to installation and AF Housing Master Plans. In addition, complete renderings, technical field investigation and survey requirements, field reconnaissance and surveying, and engineering information and design data and other project specific work. The Contractor may be required to perform environmental studies and energy analyses associated with a construction project. Other professional services not necessarily connected with a specific construction project may also be required. (CDRLs A001, A002, A007, A008, A009, A010, A011, A013)

12.1 Advance Planning

Perform advanced planning services such as: Requirements and Management Plans; fact finding studies; visual analysis; facility condition/utilization assessment; site, environmental, traffic and/or facility studies and analysis; project criteria development and analysis; comprehensive plan preparation; sub-area development plans; and other pre-design investigations. Complete related field investigations and research as required. (CDRLs A001, A007)

12.2 Community Planning and Sub-Area Development Plans

Perform required field, planning, and housing requirement studies. Provide long-term improvement/replacement plans with associated alternative and economic/feasibility planning documents. The documents will be used as a tool to aid installations and facilities with their program planning and execution. (CDRLs A001, A007)

12.3 Comprehensive Interior Design

CID includes designing, selecting, and developing the loose interior building materials, finishes, special effects, and furnishings for an integrated visual design theme. Furnishings include loose furniture, systems furniture, graphics, wall hangings, waste receptacles, chalk and tack boards, refrigerators, ranges, microwaves, entry directories, and other similar items. (CDRLs A001, A007)

12.4 Housing Privatization Efforts

Perform studies required for initiation and execution of housing privatization projects. Studies include, but are not limited to, pro forma, economic analysis, and market analysis. In addition, participate in industry forums, prepare Request for Proposals (RFPs), and prepare other documents required for the privatization process. Serve as an advisor during source selection, develop comparative technical analysis of proposals, and assist in briefings. (CDRLs A001, A007)

12.5 Technical Investigation

Provide services such as field and topographic surveys, utility location and capacity analysis, toxic and hazardous material surveys, geotechnical investigations, and interior and exterior concept studies. Perform field investigations and research necessary to ascertain all existing conditions affecting the design and project construction. Obtain an excavation permit (AF Form 103), from the local Civil Engineer prior to any excavation or drilling in connection with a design project. Follow all local rules and coordination requirements necessary to obtain this

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permit including coordination within the Civil Engineer organization. After the required information and other study/design support data have been obtained, submit a Technical Field Investigation and Survey Report for record purposes and for use in Design Services work. (CDRLs A001, A002, A010, A015)

12.6 Other Services

Perform services not associated with a specific construction project. These services may include standards development, policy and regulation development, preparing facility design guides, handbooks, tutorials and pamphlets; preparing, revising and editing Air Force Civil Engineer publications; assistance team participation; landscape design; resource study and analysis; renderings, graphics and drafting (including CADD and/or GIS and digital media/file translation; conference organizing; Project Evaluation Review Technique (PERT) and CPM schedule development; time/material/labor/cost estimates; energy analysis; HMA and HCPs; planning and urban design, noise studies, preparing schematics, standard or definitive designs, development of grounds maintenance standards, development of specialized landscape guidance and training tutorials; construction detail development; and other similar professional services. (CDRLs A001, A007, A008, B011, B012)

13.     DATA MANAGEMENT

Collect, prepare, publish, and distribute the data in the quantities and types designated on the CDRL. Designate a focal point who shall integrate the total data management effort and manage changes, additions or deletions of data items. Identify items to be added, recommend revisions or deletion of items already listed on the CDRLs as appropriate, and maintain the status of all data deliverables.

14.     GOVERNMENT POINTS OF CONTACT

Government POC shall be specified in each TO or provided under separate cover.

15.     ABBREVIATIONS, ACRONYMS, AND TERMS

Refer to the 4P A-E Guidance and Resource List for the abbreviations, acronyms, and terms.